                                                                   Exhibit 10.23


                                                                  EXECUTION COPY

================================================================================

                            STOCK PURCHASE AGREEMENT

                                  By and Among

                              MGL INVESTMENTS, LLC,

                          MRM FINANCIAL SERVICES LTD.,

              OTHER STOCKHOLDERS OF HEMISPHERE MANAGEMENT LIMITED,

                                       and

                              THE BISYS GROUP, INC.

                            Dated as of March 7, 2002

                  Relating to the Hemisphere Group of Companies

================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                             PAGE

ARTICLE I             DEFINITIONS...............................................................................2

         1.1      Definitions...................................................................................2

         1.2      Interpretation................................................................................9

ARTICLE II            SALE AND PURCHASE OF SHARES..............................................................10

         2.1      Sale and Purchase............................................................................10

         2.2      Payment for the Initial Shares...............................................................10

         2.3      Allocation of Purchase Price.................................................................11

         2.4      Allocation of Expenses.......................................................................11

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF SELLERS................................................12

         3.1      Due Incorporation; Subsidiaries..............................................................12

         3.2      Due Authorization............................................................................12

         3.3      Consents and Approvals; No Conflict; Releases................................................13

         3.4      Capitalization...............................................................................14

         3.5      Financial Statements; Undisclosed Liabilities................................................14

         3.6      No Adverse Effects or Changes................................................................15

         3.7      Title to and Sufficiency of Assets...........................................................16

         3.8      Condition of Assets..........................................................................17

         3.9      Real Property................................................................................17

         3.10     Accounts Receivable; Advances................................................................17

         3.11     Intellectual Property........................................................................17

         3.12     Contracts....................................................................................19

         3.13     Permits......................................................................................20

         3.14     Employee Benefit Plans and Employment Agreements.............................................20

         3.15     Employment and Labor Matters.................................................................22

         3.16     Taxes........................................................................................23

         3.17     Compliance with Law..........................................................................25

         3.18     Money Laundering.............................................................................25

         3.19     Litigation...................................................................................26

         3.20     Bank Accounts................................................................................26

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                                TABLE OF CONTENTS
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                                   (continued)

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                                                                                                             PAGE

         3.21     Customers....................................................................................26

         3.22     Insurance....................................................................................27

         3.23     Fairness Opinion.............................................................................27

         3.24     Net Asset Value Calculations.................................................................27

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF PURCHASER..............................................27

         4.1      Due Incorporation............................................................................27

         4.2      Due Authorization............................................................................27

         4.3      Consents and Approvals; No Conflict..........................................................28

         4.4      Litigation...................................................................................28

         4.5      Financing....................................................................................28

         4.6      Purchase for Investment......................................................................29

ARTICLE V             COVENANTS................................................................................29

         5.1      Implementing Agreement.......................................................................29

         5.2      Access to Information and Facilities.........................................................29

         5.3      Preservation of Business.....................................................................29

         5.4      Consents and Approvals.......................................................................31

         5.5      Resignation of Officers and Directors........................................................32

         5.6      Trademarks...................................................................................32

         5.7      Intercompany Payables and Receivables........................................................33

         5.8      Brokers......................................................................................33

         5.9      Preservation of Books and Records; Access....................................................33

         5.10     Employees; Employee Benefit Plans............................................................34

         5.11     MRM Guaranties...............................................................................35

         5.12     Old Irish Lease..............................................................................36

         5.13     Interim Financial Statements.................................................................36

         5.14     Non-Competition..............................................................................36

         5.15     Use of Hemisphere Name.......................................................................37

         5.16     Negotiation With Others......................................................................37

         5.17     Indemnity Agreement..........................................................................38

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                                                             PAGE

         5.18     Remaining Shares.............................................................................38

         5.19     Acceleration of Vesting of Remaining Shares; Forfeiture of Remaining Shares..................38

         5.20     Certain Releases of Remaining Shares to Purchaser Under Stock Escrow Agreement...............39

ARTICLE VI            CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER.........................................39

         6.1      Warranties True as of Both Present Date and Closing Date.....................................39

         6.2      Compliance with Agreements and Covenants.....................................................39

         6.3      Certificate of Compliance....................................................................39

         6.4      Consents and Approvals.......................................................................39

         6.5      Actions or Proceedings.......................................................................40

         6.6      Opinion of Counsel...........................................................................40

         6.7      Material Adverse Effect......................................................................40

         6.8      Insolvency...................................................................................40

         6.9      MRM Escrow Agreement.........................................................................40

ARTICLE VII           CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS...........................................40

         7.1      Warranties True as of Both Present Date and Closing Date.....................................40

         7.2      Compliance with Agreements and Covenants.....................................................41

         7.3      Certificate of Compliance....................................................................41

         7.4      Consents and Approvals.......................................................................41

         7.5      Actions or Proceedings.......................................................................41

         7.6      Opinion of Counsel...........................................................................41

         7.7      MRM Escrow Agreement.........................................................................41

ARTICLE VIII          CLOSINGS.................................................................................41

         8.1      Closing......................................................................................41

         8.2      Certain Deliveries by Sellers................................................................41

         8.3      Certain Deliveries by Purchaser..............................................................43

         8.4      Second Closing...............................................................................43

         8.5      No Second Closing............................................................................46

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                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                                                             PAGE

ARTICLE IX            TERMINATION..............................................................................47

         9.1      Termination..................................................................................47

         9.2      Effect of Termination........................................................................48

ARTICLE X             INDEMNIFICATION..........................................................................48

         10.1     Survival.....................................................................................48

         10.2     Indemnification by Seller....................................................................48

         10.3     Indemnification by Purchaser.................................................................49

         10.4     Limitations on Liability of Sellers..........................................................49

         10.5     Claims.......................................................................................51

         10.6     Notice of Third Party Claims; Assumption of Defense..........................................51

         10.7     Settlement or Compromise.....................................................................52

         10.8     Time Limits..................................................................................52

         10.9     Net Losses and Subrogation...................................................................52

         10.10    Purchase Price Adjustments...................................................................53

         10.11    Role of Seller Representative................................................................53

ARTICLE XI            MISCELLANEOUS............................................................................53

         11.1     Expenses.....................................................................................53

         11.2     Amendment....................................................................................53

         11.3     Notices......................................................................................53

         11.4     Disbursements and Payments in Dollars........................................................55

         11.5     Waivers......................................................................................55

         11.6     Assignment...................................................................................55

         11.7     No Third Party Beneficiaries.................................................................56

         11.8     Publicity....................................................................................56

         11.9     Further Assurances...........................................................................56

         11.10    Severability.................................................................................56

         11.11    Entire Understanding.........................................................................56

         11.12    Language.....................................................................................57

         11.13    Applicable Law...............................................................................57

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                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                                                             PAGE

         11.14    Jurisdiction of Disputes; Waiver of Jury Trial...............................................57

         11.15    Schedules....................................................................................58

         11.16    Disclaimer of Warranties.....................................................................58

         11.17    Seller Representative........................................................................59

         11.18    Management Stockholder Representative........................................................60

         11.19    Counterparts.................................................................................61

ARTICLE XII           TAX MATTERS..............................................................................61

         12.1     Filing of Tax Returns........................................................................61

         12.2     Proration of Taxes...........................................................................61

         12.3     Cooperation on Tax Matters...................................................................61

         12.4     Refunds......................................................................................62

         12.5     Section 338(g) Elections.....................................................................62

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

SCHEDULES

Schedule 1          Management Stockholders
Schedule 1.1A       Financial Statements
Schedule 1.1B       Other Stockholders
Schedule 1.1C       Percentages
Schedule 1.1D       Seller's Knowledge
Schedule 2.3        Purchase Price Allocation
Schedule 3.1(b)     Jurisdiction; Foreign Qualification
Schedule 3.1(c)     Equity Investments by Companies
Schedule 3.3(a)     Consents and Approvals
Schedule 3.3(b)     No Conflict
Schedule 3.4        Capitalization
Schedule 3.5        Financial Statements; Undisclosed Liabilities
Schedule 3.6        Adverse Effects or Changes
Schedule 3.7        Title to Properties
Schedule 3.8        Condition of Assets
Schedule 3.9        Real Property Leases
Schedule 3.10(a)    Accounts Receivable
Schedule 3.10(b)    Loans and Advances
Schedule 3.11(a)    Intellectual Property
Schedule 3.11(b)    Proprietary Software and Licensed Software
Schedule 3.11(e)    Software Contracts Violations
Schedule 3.12       Contracts
Schedule 3.13       Permits
Schedule 3.14       Employee Benefit Plans and Employment Agreements
Schedule 3.15       Employment and Labor Matters
Schedule 3.15(c)    Significant Employees
Schedule 3.15(d)    OSHA
Schedule 3.16       Taxes
Schedule 3.17       Compliance with Law
Schedule 3.18       Money Laundering
Schedule 3.19       Litigation
Schedule 3.20       Bank Accounts
Schedule 3.21       Customers
Schedule 3.22       Insurance
Schedule 3.24       Net Asset Value Calculations
Schedule 4.3        Consents and Approvals; No Conflict
Schedule 4.5        Financing
Schedule 5.3        Preservation of Business
Schedule 5.11       MRM Guaranties
Schedule 5.17       Indemnity Agreements

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

EXHIBITS

Exhibit A           Form of MRM Escrow Agreement
Exhibit B           Form of Opinion of Counsel to MRM Sellers
Exhibit C           Form of Opinion of Counsel to Purchaser
Exhibit D           Form of Indemnity Agreement

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS STOCK PURCHASE AGREEMENT is made as of the 7th day of March, 2002 by and among MGL Investments, LLC, a Delaware limited liability company (the "US
                                                                           --
Holding Company"), MRM Financial Services Ltd., a Bermuda company (the "Non-US
---------------                                                         ------
Holding Company"; the US Holding Company and the Non-US Holding Company being
---------------
each an "MRM Seller" and collectively the "MRM Sellers"), the Persons listed on
         ----------                        -----------
Schedule 1 (the "Management Stockholders"; the MRM Sellers and the Management
----------       -----------------------
Stockholders being each a "Seller" and collectively the "Sellers"), and The
                           ------                        -------
BISYS Group, Inc., a Delaware corporation (the "Purchaser"). Certain terms used
                                                ---------
herein are defined in Article I.
                      ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the US Holding Company is the sole member of, and owns all of the limited liability company interests in, Hemisphere Financial Services LLC, a Delaware limited liability company ("Hemisphere-Boston"), and Hemisphere
                                     -----------------
Financial Group LLC, a Delaware limited liability company ("Hemisphere-NY";
                                                            -------------
Hemisphere-Boston and Hemisphere-NY being each a "US Company" and collectively
                                                  ----------
the "US Companies");
     ------------

     WHEREAS, the Non-US Holding Company and the Management Stockholders collectively own all of the outstanding capital stock of Hemisphere Management Limited, a Bermuda company ("Hemisphere-Bermuda");
                             ------------------

     WHEREAS, the Non-US Holding Company owns all of the outstanding capital stock of Hemisphere Management (Ireland) Limited, an Ireland company ("Hemisphere-Ireland"; the US Companies, Hemisphere-Bermuda and
  ------------------
Hemisphere-Ireland being each a "Target Company" and collectively the "Target
                                 --------------                        ------
Companies");
---------

     WHEREAS, Purchaser wishes to purchase from each Seller, and each Seller wishes to sell to Purchaser, all of the issued and outstanding capital stock or limited liability company interests in each Target Company which are owned by such Seller, upon the terms and subject to the conditions contained herein;

     WHEREAS, simultaneously with the execution of this Agreement, (i) the MRM Sellers, Mutual Risk Management Ltd., a Bermuda company ("MRM"), the Management
                                                          ---
Stockholders and the Escrow Agent (as defined herein) are entering into an escrow agreement (the "Management Escrow Agreement"), (ii) Purchaser, the Other
                       ---------------------------
Stockholders (as defined herein) and the Escrow Agent are entering into an escrow agreement (the "Stock Escrow Agreement"), (iii) each of the Management
                       ----------------------
Stockholders is entering into an agreement and release with the US Holding Company, the Non-US Holding Company and Hemisphere-Bermuda (the "Agreement and
                                                                 -------------
Release"), (iv) each of the Other Stockholders is granting an irrevocable proxy
-------
to certain officers of Purchaser and (v) each of the individuals listed in
Schedule 5.17 is entering into an amendment to an indemnity agreement with MRM
-------------
(the "Amendment to Indemnity Agreement"); and
      --------------------------------

     WHEREAS, simultaneously with the execution of this Agreement, the certificates (the "Certificates") evidencing the Remaining Shares (as defined
                   ------------
herein), which certificates shall be duly endorsed in blank without date or accompanied by duly executed and undated stock powers or stock transfer forms, or other duly executed instruments of conveyance sufficient to validly transfer the Remaining Shares to Purchaser, shall be delivered to Appleby, Spurling & Kempe, to be deposited by them with the Escrow Agent to be held and disbursed pursuant to the Stock Escrow Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, Purchaser and Sellers agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Definitions. The following terms shall have the following meanings for
         -----------
the purposes of this Agreement:

     "Accounts Receivable" shall have the meaning set forth in Section 3.10.
                                                               ------------

     "Acquisition Transaction" shall have the meaning set forth in Section 5.16.
                                                                   ------------

     "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person; provided that none of XL Capital Ltd,
                                         --------
its subsidiaries or affiliates, or any of their respective officers or directors shall be deemed to be an Affiliate of MRM, the MRM Sellers or any Company. The term "control" as used in the preceding sentence means, with respect to a
      -------
corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of such corporation, or with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person.

     "Agreement" shall mean this Stock Purchase Agreement, including all Exhibits and Schedules hereto, as it may be amended, modified or supplemented from time to time in accordance with its terms.

     "Agreement and Release" shall have the meaning set forth in the fifth recital to this Agreement.

     "Amendment to Indemnity Agreement" shall have the meaning set forth in the fifth recital to this Agreement.

     "Benefit Plans" shall have the meaning set forth in Section 3.14(b).
                                                         ---------------

     "Business" shall mean the business presently conducted by the Companies of providing fund administration, securities services and corporate secretarial services for mutual funds and investment companies.

     "Business Day" shall mean any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in Hamilton, Bermuda or New York, New York generally are closed for business.

     "Certificates" shall have the meaning set forth in the sixth recital to this Agreement.

     "Closing" shall mean the consummation of the transactions contemplated herein in accordance with Article VIII (other than the consummation of the
                          ------------
transactions contemplated herein in accordance with Section 8.4).
                                                    -----------

     "Closing Amount" shall have the meaning set forth in Section 2.2.
                                                          -----------

     "Closing Date" shall mean the date on which the Closing occurs or is to occur.

     "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

     "Companies" shall mean the US Companies and the Non-US Companies.

     "Company" shall mean any of the Companies.

     "Company Intellectual Property" shall mean all Intellectual Property used by the Companies in the conduct of the Business, including the Registered Intellectual Property.

     "Consents" shall mean (i) the Consent Under Credit Agreement, dated as of March 7, 2002, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent (each as defined therein) and (ii) the Consent and Amendment to Debentures, dated as of March 7, 2002, among MRM, the Guarantors (as defined therein) and XL Insurance (Bermuda) Ltd.

     "Continuing Employees" shall have the meaning set forth in Section 5.10(b).
                                                                ---------------

     "Contract" shall mean any contract, lease, sales order, purchase order, agreement, indenture, mortgage, guaranty, promissory note, warrant or instrument, whether in writing or oral.

     "Credit Agreement" shall mean the Credit Agreement dated as of September 21, 2000 among Bank of America, N.A., as administrative agent, and the borrowers, guarantors and lenders named therein.

     "Debentures" shall mean MRM's 9-3/8% Convertible Exchangeable Debentures due 2006.

     "Dollars" or numbers preceded by the symbol "$" shall mean amounts in United States Dollars.

     "Enforceability Limitations" shall have the meaning set forth in Section
                                                                      -------
3.2.
---

     "Equity Interest" shall mean any share of capital stock, limited liability company interest, partnership interest or other equity interest in any Person.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean any corporation, trade or business which, together with either US Company, is a member of a controlled group of corporations or a group of trades or businesses under common control within the meaning of section 414 of the Code.

     "Escrow Agent" shall mean The Bank of New York.

     "Financial Statements" shall mean the unaudited combined financial statements of the Companies as of December 31, 2000 and December 31, 2001 (which do not include any notes thereto), which are included in Schedule 1.1A,
                                                         -------------
consisting of the balance sheet at such dates and the related statements of earnings and retained earnings and cash flows for the fiscal years then ended.

     "Governmental Authority" shall mean the government of the United States or any foreign country or any state or political subdivision thereof or any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any quasi-governmental entity established to perform such functions.

     "Hemisphere-Bermuda" shall have the meaning set forth in the second recital to this Agreement.

     "Hemisphere-Bermuda Holdings" shall mean Hemisphere Holdings Limited, a Bermuda company and a wholly owned subsidiary of Hemisphere-Bermuda.

     "Hemisphere-Boston" shall have the meaning set forth in the first recital to this Agreement.

     "Hemisphere-BVI" shall mean Hemisphere Management (B.V.I.) Ltd., a British Virgin Islands company and a wholly owned subsidiary of Hemisphere-Bermuda.

     "Hemisphere-Cayman" shall mean Hemisphere Fund Managers Limited, a Cayman Islands company and a wholly owned subsidiary of Hemisphere-Bermuda.

     "Hemisphere-Ireland" shall have the meaning set forth in the third recital to this Agreement.

     "Hemisphere-NY" shall have the meaning set forth in the first recital to this Agreement.

     "Hemisphere Trust" shall have the meaning set forth in Section 5.15.
                                                            ------------

     "Indemnified Person" shall mean the Person or Persons entitled to, or claiming a right to, indemnification under Article X.
                                           ---------

     "Indemnifying Person" shall mean the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification under Article X.
                                                                    ---------

     "Initial Shares" shall mean all Shares excluding the Remaining Shares.

     "Instruction Letter" shall have the meaning set forth in Section 2.2.
                                                              -----------

     "Intellectual Property" shall mean (i) United States and foreign patents (including continuations, continuations-in-part, divisions, reissues and re-examinations thereof) and patent applications; (ii) registered and unregistered trade names, trademarks, service names and service marks (and applications for registration of the same); (iii) copyrights (whether or not registered) and copyright registrations (and applications for the same); and
(iv) rights in any of the following: data files, inventions, know-how, trade secrets and domain names.

     "Irish Plan" shall have the meaning set forth in Section 3.14(c)(i).
                                                      ------------------

     "Law" shall mean any law, statute, regulation, ordinance, rule, order, decree or governmental requirement enacted, promulgated or imposed by any Governmental Authority.

     "Leased Real Property" shall have the meaning set forth in Section 3.9(a).
                                                                --------------

     "Licensed Software" shall mean all computer software in which a third party grants to any of the Companies a license for use in the Business.

     "Lien" shall mean any lien, mortgage, pledge, adverse claim, security interest or other encumbrance.

     "Loss" or "Losses" shall mean any and all losses, liabilities, costs, claims, damages and expenses, including reasonable attorneys', accountants' and experts' fees and expenses.

     "Major Customer" shall have the meaning set forth in Section 3.21(a).
                                                          ---------------

     "Management Escrow Agreement" shall have the meaning set forth in the fifth recital to this Agreement.

     "Management Stockholder Representative" shall mean either Thomas Healy or Marty Brandt, acting alone.

     "Management Stockholders" shall have the meaning set forth in the preamble to this Agreement.

     "Material Adverse Effect" shall mean an effect on the business or financial condition of the Companies as a whole which is material and adverse, excluding
(i) changes in the economy of the United States or any other country, or (ii) matters that result from general industry-wide developments.

     "MRM" shall have the meaning set forth in the fifth recital to this Agreement.

     "MRM Escrow Agreement" shall mean an escrow agreement among Purchaser, the MRM Sellers and the Escrow Agent, to be entered into at the Closing, in the form attached hereto as Exhibit A.
                   ---------

     "MRM Escrow Amount" shall have the meaning set forth in Section 2.2(c).
                                                             --------------

     "MRM 401(k) Plan" shall have the meaning set forth in Section 5.10(c).
                                                           ---------------

     "MRM Guaranties" shall have the meaning set forth in Section 5.11.
                                                          ------------

     "MRM Sellers" shall have the meaning set forth in the preamble to this Agreement.

     "Non-Competition Period" shall have the meaning set forth in Section 5.14.
                                                                  ------------

     "Non-US Companies" shall mean Hemisphere-Bermuda, Hemisphere-Bermuda Holdings, Hemisphere-Cayman, Hemisphere-BVI and Hemisphere-Ireland.

     "Non-US Holding Company" shall have the meaning set forth in the preamble to this Agreement.

     "Old Irish Lease" shall have the meaning set forth in Section 5.12.
                                                           ------------

     "OSHA" shall have the meaning set forth in Section 3.15(d).
                                                ---------------

     "OSHA Act" shall have the meaning set forth in Section 3.15(d).
                                                    ---------------

     "Other Stockholders" shall mean those Management Stockholders listed on
Schedule 1.1B.
-------------

     "Owned Source Codes" shall have the meaning set forth in Section 3.11(c).
                                                              ---------------

     "Percentage" shall mean, with respect to the MRM Sellers, the percentage set forth opposite such MRM Seller's name on Schedule 1.1C.
                                             -------------

     "Permit" shall mean any permit, license, approval or other authorization required or granted by any Governmental Authority.

     "Permitted Liens" shall mean (i) Liens for Taxes that are not yet delinquent or that are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with US GAAP;
(ii) workers', mechanics', materialmen's, repairmen's, suppliers', carriers' or similar Liens arising in the ordinary course of business with respect to obligations that are not yet delinquent or that are not material and are being contested in good faith by appropriate proceedings; (iii) Liens encumbering the landlord's interest in the Leased Real Property; (iv) covenants, zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use of such real property, leases or leasehold estates; (v) any immaterial Liens which do not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the Business; and (vi) those Liens set forth in
Schedule 3.7 and designated as "Permitted Liens", but not including any liens,
------------
security interests or pledges held by any lender as security for borrowed money or for any guaranty of the obligations of any party.

     "Person" shall mean any individual, corporation, company, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity.

     "Pre-Closing Tax Period" shall mean any Tax period ending on or before the close of business on the Closing Date or, in the case of any Tax period which includes, but does not end on, the Closing Date, the portion of such period up to and including the Closing Date.

     "Proprietary Software" shall mean all computer software in which any of the Companies owns the intellectual property, including all source codes and object codes.

     "Purchase Price" shall mean the sum of the amounts payable by Purchaser pursuant to Sections 2.2(a), (b), (c) and (d) and Section 8.4(b).
            ---------------  ---  ---     ---     --------------

     "Purchaser" shall have the meaning set forth in the preamble to this Agreement.

     "Purchaser's Benefit Plans" shall have the meaning set forth in Section
                                                                     -------
5.10(b).
-------

     "Purchaser's 401(k) Plan" shall have the meaning set forth in Section
                                                                   -------
5.10(c).
-------

     "Real Property Leases" shall have the meaning set forth in Section 3.9(a).
                                                                --------------

     "Registered Intellectual Property" shall mean all patents, copyrights, domain names, trade names and trade marks that have been registered, or for which application for registration has been made, in the name of any of the Companies as the owner in the United States Patent and Trademark Office or similar Governmental Authority in any foreign country.

     "Related Agreement" shall mean any Contract that is or is to be entered into at the Closing or otherwise pursuant to this Agreement. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements," "its Related Agreements" or another similar expression.

     "Remaining Shares" shall mean the 21,700 shares of capital stock of Hemisphere-Bermuda held of record by the Other Stockholders.

     "Second Closing" shall have the meaning set forth in Section 2.1.
                                                          -----------

     "Second Closing Date" shall have the meaning set forth in Section 8.4(a).
                                                               --------------

     "Section 338(g) Election" shall have the meaning set forth in Section 12.5.
                                                                   ------------

     "Sellers" shall have the meaning set forth in the preamble to this Agreement.

     "Seller's knowledge", or any similar expression with regard to the knowledge or awareness of or receipt of notice by any Seller or any Company, means the actual, direct and personal knowledge of any of the Persons listed in
Schedule 1.1D or the knowledge that any of such Persons would have after
-------------
reasonable due inquiry.

     "Seller Representative" shall mean the Non-US Holding Company.

     "Shared Expenses" shall have the meaning set forth in Section 11.1.
                                                           ------------

     "Shares" shall mean, collectively, the shares of capital stock and limited liability company interests in the Target Companies held of record by Sellers as set forth in Schedule 3.4.
             ------------

     "Software" shall mean the Licensed Software and the Proprietary Software.

     "Software Contracts" shall have the meaning set forth in Section 3.11(e).
                                                              ---------------

     "Specified Parties" shall have the meaning set forth in Section 5.16.
                                                             ------------

     "Stock Escrow Agreement" shall have the meaning set forth in the fifth recital to this Agreement.

     "Target Companies" shall have the meaning set forth in the third recital to this Agreement.

     "Taxes" shall mean all taxes, charges, fees, duties, levies or other assessments (including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, goods and services, value added, stamp, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, payroll, unemployment and Social Security or similar taxes) which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

     "Tax Return" shall mean any report, return or other information required to be supplied to a Governmental Authority in connection with any Taxes.

     "Tax Statute of Limitations Date" shall mean the close of business on the 45th day after the expiration of the applicable statute of limitations with respect to Taxes, including any extensions thereof (or if such date is not a Business Day, the next Business Day).

     "Tax Warranty" shall mean a representation or warranty in Section 3.16.
                                                               ------------

     "Title and Authorization Warranty" shall mean a representation or warranty in Section 3.1(a), 3.2, 3.4, 4.1, 4.2 or 4.6.
   --------------  ---  ---  ---  ---    ---

     "US Benefit Plan" shall have the meaning set forth in Section 3.14(c)(ii).
                                                           -------------------

     "US Companies" shall have the meaning set forth in the first recital to this Agreement.

     "US Continuing Employees" shall have the meaning set forth in Section
                                                                   -------
5.10(c).
-------

     "US GAAP" shall mean United States generally accepted accounting principles, consistently applied, provided that, with respect to any matter as to which there is more than one generally accepted accounting principle, US GAAP shall mean the generally accepted accounting principle applied in the preparation of the Financial Statements.

     "US Holding Company" shall have the meaning set forth in the preamble to this Agreement.

     1.2 Interpretation. The headings preceding the text of Articles and
         --------------
Sections included in this Agreement and the headings to Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, paragraphs, clauses, Exhibits or Schedules shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Exhibit or Schedule to, this Agreement.

                                   ARTICLE II

                           SALE AND PURCHASE OF SHARES

     2.1 Sale and Purchase. Subject to the terms and conditions of this
         -----------------
Agreement, at the Closing, each Seller shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase and acquire from such Seller and take assignment and delivery from such Seller of, the Initial Shares which are owned by such Seller, free and clear of all Liens (other than Liens for Taxes payable by Purchaser in connection with the transfer of the Initial Shares). Pursuant to
Section 8.4 and subject to the terms of this Agreement, there shall be a second
-----------
closing (the "Second Closing"), at which each of the Other Stockholders shall
              --------------
sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase and acquire from such Other Stockholder and take assignment and delivery from such Other Stockholder of, the Remaining Shares which are owned by such Other Stockholder, free and clear of all Liens (other than Liens for Taxes payable by Purchaser in connection with the transfer of the Remaining Shares).

     2.2 Payment for the Initial Shares. In consideration for the Initial
         ------------------------------
Shares, at the Closing, Purchaser shall pay an aggregate amount equal to One Hundred Twenty Six Million Six Hundred Thirty Four Thousand One Hundred Thirty Six Dollars ($126,634,136) (the "Closing Amount"), all of which shall be
                                 --------------
allocated and disbursed as follows:

          (a) The sum of (i) One Hundred Fourteen Million Six Hundred Thousand Dollars ($114,600,000), less (ii) Fifteen Million Dollars
                                      ----
     ($15,000,000), plus (iii) eight and four-tenths percent (8.4%) of the
                    ----
     amount of Shared Expenses estimated pursuant to Section 2.4, shall be
                                                     -----------
     allocated and disbursed pursuant to the Instruction Letter.

          (b) The sum of (i) Twelve Million Thirty Four Thousand One Hundred Thirty Six Dollars ($12,034,136), less (ii) One Million Nine
                                               ----
     Hundred Fifteen Thousand Dollars ($1,915,000), less (iii) eight and
                                                    ----
     four-tenths percent (8.4%) of the amount of Shared Expenses estimated pursuant to Section 2.4, shall be paid to the Management Stockholder
                 -----------
     Representative to be disbursed to the Management Stockholders.

          (c) Fifteen Million Dollars ($15,000,000) (the "MRM Escrow
                                                          ----------
     Amount") shall be paid to the Escrow Agent to be held and disbursed
     ------
     pursuant to the MRM Escrow Agreement. The MRM Escrow Amount shall be used to satisfy any valid claims of Purchaser for indemnification by the MRM Sellers pursuant to Article X made on or before August 1,
                                 ---------
     2002. Any portion of the MRM Escrow Amount that has not been so used shall be disbursed to the Seller Representative for disbursement to the MRM Sellers pro rata in accordance with their respective Percentages. In the event that any party has received a disbursement of any amount pursuant to the MRM Escrow Agreement to which it is not entitled pursuant to the terms of this Agreement, such party shall (i) if another party is entitled to such amount at that time, pay such amount to such other party, or (ii) if no other party is entitled to such amount at that time, pay such amount to the Escrow Agent to be held and disbursed pursuant to the terms of the MRM Escrow Agreement.

          (d) One Million Nine Hundred Fifteen Thousand Dollars
     ($1,915,000) shall be paid to the Escrow Agent to be held and disbursed pursuant to the Management Escrow Agreement.

For purposes of Section 2.2(a), "Instruction Letter" shall refer to a letter
                --------------
provided to Purchaser by the MRM Sellers in accordance with the notification provisions of Section 11.3, which letter shall attach the notice received
              ------------
pursuant to Section 1(d) of the Consents and direct Purchaser to make the payments of the amounts specified therein to the accounts identified therein and further instruct Purchaser to pay any balance to MRM Sellers as provided therein. The instructions contained in the Instruction Letter shall be consistent with the terms and conditions of the Consents. Purchaser shall be entitled to rely conclusively on the Instruction Letter as to payment or otherwise. The MRM Sellers agree that if Purchaser receives instructions from Bank of America, N.A., as collateral agent for the lenders party to the Credit Agreement and for the holders of the Debentures, inconsistent with the Instruction Letter, Purchaser shall be entitled to refrain from taking any action under this Agreement until it has received satisfactory confirmation that such dispute has been resolved.

All payments made hereunder or pursuant to Section 8.4 shall be made in
                                           -----------
accordance with Section 11.4 and to such account or accounts as the receiving
                ------------
party shall designate in writing to the paying party.

     2.3 Allocation of Purchase Price. Purchaser and Sellers agree to allocate
         ----------------------------
the Purchase Price among the Shares in accordance with Schedule 2.3. Purchaser
                                                       ------------
and Sellers, in connection with their respective Tax Returns, shall not take any position inconsistent with such treatment and allocation.

     2.4 Allocation of Expenses. At least three Business Days prior to the
         ----------------------
Closing, the MRM Sellers shall deliver to the Management Stockholders a statement providing an estimate of the Shared Expenses. The MRM Sellers shall furnish the Management Stockholders with such documents and other records as the Management Stockholders shall reasonably request in order to substantiate such estimate, and the Management Stockholders shall have the right to comment on, and consult with the MRM Sellers with respect to, such estimate. The Management Stockholders shall be liable to the MRM Sellers for, in the aggregate, 13.2% of the Shared Expenses estimated pursuant to this Section 2.4. The MRM Sellers
                                               -----------
shall promptly refund to the Management Stockholder Representative for disbursement to the Management Stockholders any overpayment of Shared Expenses.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

     Each Seller represents and warrants to Purchaser as follows with respect to itself and each Company in which it directly or indirectly owns Equity
Interests:

     3.1 Due Incorporation; Subsidiaries.
         -------------------------------

          (a) The US Holding Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Non-US Holding Company is a company duly formed and validly existing under the laws of Bermuda. Each Management Stockholder is an individual person. Each MRM Seller is licensed or qualified to do business and is in good standing as a foreign company or limited liability company (as the case may be) in each jurisdiction where its ownership of Shares or its execution, delivery and performance of this Agreement and its Related Agreements and the consummation of the transactions contemplated hereby and thereby require such licensing or qualification and in which the failure to be so licensed or qualified would have a material adverse effect on such MRM Seller.

          (b) Each Company is a company or limited liability company duly organized or formed (as applicable), validly existing and, if applicable, in good standing under the laws of the jurisdiction set forth opposite its name in Schedule 3.1(b). Each Company is licensed
                                ---------------
     or qualified to do business and is in good standing as a foreign company or limited liability company (as the case may be) in each jurisdiction where the nature of the Business conducted or properties owned, leased or operated by it require such licensing or qualification and in which the failure to be so licensed or qualified would have a Material Adverse Effect. Such jurisdictions are listed in
     Schedule 3.1(b).
     ---------------


          (c) Except as set forth in Schedule 3.1(c), no Company directly
                                     ---------------
     or indirectly owns any Equity Interest in any Person.

          (d) Complete copies of the organizational documents and the minutes from the last five years of each Company have been made available to Purchaser.

     3.2 Due Authorization. Each MRM Seller has all requisite company or limited
         -----------------
liability company (as the case may be) power and authority to enter into this Agreement and its Related Agreements and to consummate the transactions contemplated hereby and thereby. Each Management Stockholder has the legal capacity to enter into this Agreement and its Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each MRM Seller of this Agreement and its Related Agreements, and the consummation by such MRM Seller of the transactions contemplated hereby and thereby, have been duly and validly approved by such MRM Seller and no other company or limited liability company (as the case may be) actions or proceedings on the part of such MRM Seller are necessary to authorize the execution, delivery and performance of this Agreement and its Related Agreements and the consummation of the transactions contemplated hereby and thereby. Each Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing or the Second Closing will duly and validly execute and deliver) its Related Agreements. Assuming due authorization (in the case of parties which are not individuals), execution and delivery of this Agreement and its Related Agreements by the other parties hereto and thereto, this Agreement constitutes a legal, valid and binding obligation of each Seller, and each of such Seller's Related Agreements constitute (or upon execution and delivery by such Seller will constitute) legal, valid and binding obligations of such Seller, in each case, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies and by principles of equity (collectively, "Enforceability Limitations").
                --------------------------

     3.3  Consents and Approvals; No Conflict; Releases.
          ---------------------------------------------

          (a) Except as set forth in Schedule 3.3(a), no consent,
                                     ---------------
     authorization or approval of, or filing or registration with, (i) any Governmental Authority, (ii) any party to any Contract disclosed or required to be disclosed on a Schedule to this Agreement or (iii) any other party that, if not obtained, would cause a Material Adverse Effect or a material adverse effect on the ability of such Seller to consummate the transactions contemplated by this Agreement, is necessary in connection with the execution, delivery or performance by each Seller of this Agreement or any of its Related Agreements or the consummation by such Seller of the transactions contemplated hereby or thereby.

          (b) Except as set forth in Schedule 3.3(b), the execution,
                                     ---------------
     delivery and performance by each Seller of this Agreement and its Related Agreements, and the consummation by such Seller of the transactions contemplated hereby and thereby, do not and will not (i) violate any material Law applicable to or binding on such Seller or any Company or any of their respective assets; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right under a change-in-control provision or otherwise) under, permit cancellation of, result in the creation of any Lien upon any of the assets of such Seller or any Company under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any material Contract to which such Seller or any Company is a party or by which such Seller or any Company or any of their respective assets are bound; (iii) permit the acceleration of the maturity of any indebtedness of such Seller or any

     Company or indebtedness secured by their respective assets; or (iv) violate or conflict with any provision of any of the organizational documents of such Seller or of any Company.

          (c) The MRM Sellers have received from each of the Management Stockholders a duly executed Agreement and Release, copies of which have been delivered to Purchaser.

     3.4  Capitalization.
          --------------

          (a) The authorized and outstanding Equity Interests of each Company are set forth in Schedule 3.4. All of such Equity Interests
                              ------------
     are validly issued as set forth in Schedule 3.4, and all Equity
                                        ------------
     Interests that are shares of capital stock are fully paid and nonassessable. The Persons indicated in Schedule 3.4 are the record
                                             ------------
     and beneficial owners of the Equity Interests in the Companies indicated in Schedule 3.4, free and clear of any and all Liens. There
                  ------------
     are no Equity Interests in any Company held in the treasury of any Company and no Equity Interests in any Company are currently reserved for issuance for any purpose or upon the occurrence of any event or condition.

          (b) Except as set forth in Schedule 3.4, there are no Equity
                                     ------------
     Interests in any Company issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible or exchangeable securities or other agreements or commitments of any character obligating any Seller or any Company, or obligating any Seller or any of its Affiliates to cause any Company, to issue, transfer or sell, or cause the issuance, transfer or sale of, any Equity Interests in any Company. Except as set forth in Schedule 3.4, there are no outstanding
                                     ------------
     contractual obligations of any Seller or any Company that relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any Equity Interests in any Company.

          (c) The assignments, endorsements, stock powers, stock transfer forms and other instruments of transfer delivered by Sellers to Purchaser at the Closing will be sufficient to transfer to Purchaser all legal and beneficial interests in the Shares, free and clear of all Liens (other than Liens for Taxes payable by Purchaser in connection with the transfer of the Shares).

     3.5  Financial Statements; Undisclosed Liabilities.
          ---------------------------------------------

          (a) Except as set forth in Schedule 3.5 and for the absence of
                                     ------------
     footnotes, the Financial Statements have been prepared in accordance with US GAAP and present fairly the financial position of the Companies on a combined basis as of the dates thereof and the results of operations and cash flows of the Companies on a combined basis for the periods covered thereby. The Financial Statements are in accordance with the books and records of the Companies.

          (b) Except as set forth in Schedule 3.5 or in the Financial
                                     ------------
     Statements, none of the Companies has any liabilities, debts or obligations, fixed or contingent, which were required to be reported in a combined balance sheet as of December 31, 2001 prepared in accordance with US GAAP or in the footnotes thereto.

          (c) Except as set forth in Schedule 3.5, since December 31, 2001,
                                     ------------
     none of the Companies has incurred any liabilities, debts or obligations, fixed or contingent, which would be required to be reported in a combined balance sheet as of the date hereof prepared in accordance with US GAAP or in the footnotes thereto, other than liabilities, debts and obligations which were incurred in the ordinary course of business and other liabilities, debts and obligations that are not material to the operations or financial condition of the Business (provided that such reference to "material" shall not expand materiality for purposes of US GAAP).

     3.6 No Adverse Effects or Changes. Except as listed in Schedule 3.6, since
         -----------------------------                      ------------
December 31, 2001, none of the Companies has:

          (a) suffered any event or events which, individually or in the aggregate, has had or would have a Material Adverse Effect;

          (b) suffered any damage, destruction or loss to any of its assets in excess of $100,000 that was not covered by insurance;

          (c) sold, transferred, conveyed or otherwise disposed of, or encumbered with any Lien (other than Permitted Liens), any asset having an individual book value in excess of $100,000;

          (d) made any changes in its accounting principles or practices not required by US GAAP;

          (e) entered into any material transaction with any Seller or any of its Affiliates (other than another Company);

          (f) authorized for issuance, issued, sold or delivered, or agreed or committed to issue, sell or deliver, any Equity Interests or any other securities of any Company, or amended any of the terms of any such Equity Interests or other securities;

          (g) split, combined or reclassified any of its Equity Interests, declared, set aside or paid any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its Equity

     Interests or other securities, or redeemed or otherwise acquired any Equity Interests or securities of any Company;

          (h) made any borrowings or incurred any indebtedness for borrowed money, or assumed, guaranteed, endorsed (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business and consistent with past practice) or otherwise become liable for any obligations of any other Person;

          (i) made any loans or capital contributions to, or investments in, any other Person (other than another Company);

          (j) entered into, adopted, amended or terminated any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan or fund for the benefit of any director, manager, officer or employee of the Companies, or increased the compensation or benefits of any director, manager, officer or employee of the Companies, or entered into any Contract to do any of the foregoing, in each case except in the ordinary course of business and consistent with past practice or as required by Law;

          (k) acquired or leased any assets having an individual book value in excess of $100,000;

          (l) paid any amount, performed any obligation or agreed to pay any amount or perform any obligation, in settlement or compromise of any suits or claims of liability against any Company or any of its directors, managers, officers or employees; or

          (m) entered into any other material Contract other than in the ordinary course of business and consistent with past practice.

     3.7  Title to and Sufficiency of Assets.
          ----------------------------------

          (a) Except as disclosed in Schedule 3.7, the Companies have good
                                     ------------
     title to, and are the lawful owners of, all of the tangible and intangible assets, properties and rights reflected in the balance sheet as of December 31, 2001 contained in the Financial Statements (other than assets held under lease or license and assets disposed of in the ordinary course of business since December 31, 2001) or acquired since December 31, 2001, free and clear of any Lien other than Permitted Liens.

          (b) The Companies either own, lease, license or otherwise have the right to use all of the assets, properties and rights currently used by the Companies in their conduct of the Business and all such assets, properties and rights are sufficient for the conduct of the Business as conducted as of the date of this Agreement.

     3.8 Condition of Assets. Except as disclosed in Schedule 3.8, to Seller's
         -------------------                         ------------
knowledge, all of the tangible assets of the Companies currently used in the Business, whether real or personal, owned or leased, are in good operating condition and repair (with the exception of normal wear and tear) for the purposes of the Business as currently conducted by the Companies.

     3.9  Real Property.
          -------------

          (a) Schedule 3.9 includes a true, accurate and complete list of
              ------------
     all real estate held by a Company under real property leases (the "Leased Real Property") and all leases covering the Leased Real
      --------------------
     Property to which any Company is party (the "Real Property Leases").
                                                  --------------------
     None of the Companies owns any real property or has any binding commitment to purchase any real property. Sellers have made available to Purchaser true and complete copies of all Real Property Leases.

          (b) All of the Real Property Leases are in full force and effect, valid and enforceable against the Company which is party thereto, and to Seller's knowledge, against the other parties thereto, in accordance with their respective terms, except as such enforceability may be limited by Enforceability Limitations. None of Companies has received any notice of any default under any Real Property Lease and none of the Companies has any knowledge of default by any other party thereto.

     3.10 Accounts Receivable; Advances.
          -----------------------------

          (a) Schedule 3.10(a) contains an accurate and complete aging
              ----------------
     schedule as of December 31, 2001, of all accounts receivable due to the Companies resulting from goods sold or services provided by the Companies ("Accounts Receivable"). Except as disclosed in Schedule
                 -------------------                           --------
     3.10(a), each Account Receivable represents a bona fide sale made or
     -------
     service provided in the ordinary course of business and, after giving effect to any reserves in the Financial Statements for collectibility, is collectible in the ordinary course of business.

          (b) Schedule 3.10(b) lists all loans and advances made by any of
              ----------------
     the Companies to third parties that are outstanding on the date hereof.

     3.11 Intellectual Property.
          ---------------------

          (a) Schedule 3.11(a) contains a complete and accurate list of all
              ----------------
     Registered Intellectual Property as of the date hereof. The Company Intellectual Property constitutes all of the material Intellectual Property that is used by the Companies in the conduct of the Business. Except as set forth in Schedule 3.11(a), a Company has all right,
                            ----------------
     title and interest in and
     to, free and clear of all Liens other than Permitted Liens, or is otherwise licensed or has the right to use, the Company Intellectual Property. The Companies have used, prior to the date hereof, in the United States, Bermuda, the British Virgin Islands, the Cayman Islands and Ireland all trade names listed on Schedule 3.11(a) in the ordinary
                                           ----------------
     and regular course of the Business. To the knowledge of Sellers, there are no material infringements, misappropriations or dilutions by any third parties upon any Company Intellectual Property. Except as disclosed in Schedule 3.11(a), there are no outstanding orders,
                  ----------------
     judgments, injunctions, legal or governmental proceeding (other than pending registrations or renewals or recordation of assignments) against any Company or material stipulations, agreements or covenants to which any Company is a party restricting the ownership (in the case of Company Intellectual Property owned by one of the Companies) or use of the Company Intellectual Property by the Companies. To the knowledge of Sellers, none of the Companies are infringing in any material respect the rights of others with respect to the use of the Company Intellectual Property by such Company. There are no proceedings or notices of proceedings against any Company to oppose, cancel, or otherwise to defeat or invalidate any Companies' rights to any of the Company Intellectual Property in any jurisdiction, and, to the knowledge of Sellers, none are threatened. Except as set forth in
     Schedule 3.11(a), the Companies and Sellers have used commercially
     ----------------
     reasonable measures to protect and preserve the validity and enforceability of the Company Intellectual Property that is owned by any of the Companies and that is material to the operation of the Business and the goodwill associated therewith, including the confidentiality and enforceability of trade secrets and know-how and the confidentiality and/or proprietary information included in the Company Intellectual Property that is owned by any of the Companies and that is material to the operation of the Business.

          (b) Schedule 3.11(b) hereto contains a complete and accurate list
              ----------------
     of (i) all material Proprietary Software and (ii) all material Licensed Software other than off-the-shelf software licensed to any of the Companies. Each of the Companies either owns, free and clear of all Liens other than Permitted Liens, or has a valid license to use, all of the Software.

          (c) The source code forms of the most current versions of the Proprietary Software (the "Owned Source Codes") are in the possession
                                ------------------
     of the Companies and, to Seller's knowledge, no third party has any copy of any of the Owned Source Codes or any right, title, interest or license, conditional or otherwise, with respect to any of the Owned Source Codes and the Companies have not granted any such right, title, interest or license covering any future period, with respect to any of the Owned Source Codes. The Companies own the Owned Source Codes free and clear of all Liens other than Permitted Liens.

          (d) The Companies own and have possession of any material documentation developed by or for the Companies with respect to the Proprietary Software, including any such documentation relating to the Owned Source Codes, and the object code form of the most recent versions of the Proprietary Software. Sellers have made available to Purchaser copies of all forms of past and present standard express warranties extended by any of the Companies, related to any Proprietary Software that is licensed to any third parties. To Seller's knowledge, Sellers have no material liability as a result of claims related to such warranties.

          (e) Sellers have made available to Purchaser complete copies of all material licenses, leases, contracts and other written instruments, including any material maintenance, enhancement and services agreements, granting any of the Companies rights in any Software that is not owned by a Company (collectively, the "Software
                                                                 --------
     Contracts"). Except as provided in Schedule 3.11(e), all material
     ---------                          ----------------
     maintenance and support subscription plans are current and no outstanding material invoices are past due with respect to any of the Software Contracts. Except as set forth in Schedule 3.11(e), none of
                                                ----------------
     the Companies, nor, to Seller's knowledge, any other party thereto is in violation in any material respect of any Software Contract. Except as set forth in Schedule 3.11(e), there is no unlicensed or
                     ----------------
     non-rightful material use by any of the Companies of any off-the-shelf software.

     3.12 Contracts. Schedule 3.12 is an accurate and complete list of all the
          ---------  -------------
executory Contracts of the following types to which any Company is a party or by which it is bound, or to which any of its assets is subject:

          (a) any Contract which requires a payment by any party in excess of, or a series of payments by any Company which in the aggregate exceed, $100,000 in any calendar year or provides for the delivery of goods or performance of services, or any combination thereof, to any Company having a value in excess of $100,000 in any calendar year (excluding all Contracts with customers of the Companies other than Contracts with the Major Customers set forth in Schedule 3.21);
                                                     -------------

          (b) any collective bargaining agreement;

          (c) any Contract with a sales representative, manufacturer's representative, distributor, dealer, broker, sales agency, advertising agency or other Person engaged in sales, distributing or promotional activities, or any Contract to act as one of the foregoing on behalf of any Person;

          (d) any Contract pursuant to which any Company has made or will make loans, or has or will have incurred or secured indebtedness for borrowed money or become a guarantor or surety or pledged its credit for or otherwise become responsible with respect to any undertaking of another Person (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business);

          (e) any Contract involving a partnership, joint venture or other cooperative undertaking;

          (f) any Contract with an Affiliate (other than another Company);

          (g) any Contract involving any restrictions with respect to the geographical area of operations or scope or type of business of any Company or that requires any of the Companies to deal exclusively with any third party;

          (h) any power of attorney or Contract with any Person pursuant to which such Person is granted the authority to act for or on behalf of any Company or any Company is granted the authority to act for or on behalf of any Person; or

          (i) any confidentiality or non-disclosure agreement (except those entered into in connection with the sale of the Business and those Contracts that contain confidentiality or non-disclosure provisions which are incidental to the primary purpose of such Contract).

Sellers have made available to Purchaser accurate and complete copies of each Contract listed in Schedules 3.11(e) and 3.12. Except as set forth in Schedule
                   -----------------     ----                         --------
3.12, (i) each such Contract is in full force and effect and constitutes a
----
legal, valid and binding obligation of the Company which is party thereto and, to Seller's knowledge, the other parties thereto, enforceable in accordance with its terms, subject to Enforceability Limitations, and (ii) as of the date hereof, no party to any such Contract has given any of the Companies written notice that it intends to terminate such Contract prior to the end of the current term of such Contract.

     3.13 Permits. Schedule 3.13 is an accurate and complete list of all
          -------  -------------
material Permits held by the Companies. All the Permits so listed are in full force and effect and none of the Companies has received any notice that any such Permit will be revoked or canceled. Except for the Permits listed in Schedule
                                                                     --------
3.13 and except for such Permits the failure to have which would not be
----
reasonably expected to have a Material Adverse Effect, there are no Permits which are necessary for the lawful operation of the Business as currently conducted by the Companies.

     3.14 Employee Benefit Plans and Employment Agreements.
          ------------------------------------------------

          (a) General. Except as listed in Schedule 3.14, none of the
              -------                      -------------
     Companies is a party to, contributes to or participates in:

               (i) any "employee benefit plan" (as defined in section 3(3) of ERISA);

               (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any current or former employee or director, which does not constitute an employee benefit plan;

               (iii) any employment agreement, other than the basic forms of employment agreement, substantially in the forms attached in
     Schedule 3.14, entered into by substantially all employees of the
     -------------
     Business; or

               (iv) any retirement plan governed by the laws of Bermuda other than that which provides for defined contributions to be made by Hemisphere-Bermuda and its employees from time to time.

Except as set forth in Schedule 3.14, each employee benefit plan in which
                       -------------
employees of the Companies participate is sponsored by a Company.

          (b) Plan Documents and Reports. A true and correct copy of each
              --------------------------
     of the plans, arrangements and agreements listed in Schedule 3.14
                                                         -------------
     (collectively, the "Benefit Plans"), each as in effect on the date
                         -------------
     hereof, has been made available to Purchaser.

          (c) Compliance With Laws; Liabilities. As to all Benefit Plans,
              ---------------------------------
     except as set forth in Schedule 3.14:
                            -------------

               (i) all Benefit Plans comply, and have been administered in compliance, in all material respects with all requirements of Law applicable thereto; provided that in the case of the
                         --------
     Hemisphere-Ireland Retirement Benefits Scheme (the "Irish Plan"),
                                                         ----------
     "Law" shall mean the Irish Pensions Act 1990;

               (ii) there have been no "prohibited transactions" (as described in section 406 of ERISA or section 4975 of the Code) with respect to any Benefit Plan to which either US Company is party in which either US Company participates or with respect to which either US Company has any liability (each a "US Benefit Plan");
                                           ---------------

               (iii) there are no actions, suits or claims (other than routine claims for benefits) pending, or, to Seller's knowledge, threatened, involving the Benefit Plans or the assets thereof;

               (iv) none of the US Benefit Plans is subject to title IV of ERISA and none of the US Benefit Plans is a multiemployer plan (as defined in section 3(37) of ERISA) and neither US Company nor any ERISA Affiliate of either US Company maintains or has any liability with respect to any employee pension benefit plan (as defined in section 3(2) of ERISA) which is subject to Title IV of ERISA, including a multiemployer plan;

               (v) all Benefit Plans have been administered in all material respects in compliance with the applicable reporting, disclosure and all other requirements of applicable law;

               (vi) all contributions required by the terms of any Benefit Plan have been made to such Benefit Plan in accordance with its terms; and

               (vii) the Irish Plan is a defined contribution scheme as defined under Section 2 of the Irish Pensions Act, 1990.

     3.15 Employment and Labor Matters.
          ----------------------------

          (a) Schedule 3.15 contains an accurate and complete list of the
              -------------
     names, titles or job descriptions, for all the officers and directors or managers of each Company. Sellers have made available to Purchaser the annual compensation for the preceding fiscal year for all the officers and directors or managers of each Company disclosed in
     Schedule 3.15. Except as described in Schedule 3.15, there is, and
     -------------                         -------------
     since January 1, 2001 there has been, no labor strike, labor dispute, concerted labor slow-down, work stoppage or other material labor difficulty pending or, to Seller's knowledge, threatened, against any Company. Except as disclosed in Schedule 3.15, none of the employees
                                     -------------
     of any Company is covered by any collective bargaining agreement, and, to Seller's knowledge, no attempt is currently being made or since January 1, 2001 has been made to organize any employees of any Company to form or enter a labor union or similar organization.

          (b) Except as disclosed in Schedule 3.15, each of the Companies
                                     -------------
     has complied in all material respects with all applicable Laws (including labor laws and including the Bermuda Employment Act), and regulations relating to the hiring and employment of employees, including those related to discrimination, harassment, wages, hours and collective bargaining, and to the knowledge of Sellers, none of the Companies are liable for any material penalties or damages for failure to comply with any of the foregoing. There are no unfair labor practice claims or charges pending or, to the knowledge of Sellers, threatened involving any of the Companies.

          (c) Except as disclosed in Schedule 3.15(c), as of the date
                                     ----------------
     hereof, (i) no executive officer or significant employee set forth in
     Schedule 3.15(c)
     ----------------
     of any of the Companies has given any such Company written notice that he or she intends to leave his or her employment with such Company as a result of the consummation of the transactions contemplated hereby or for any other reason, and (ii) to the knowledge of Sellers, no such person referred to in clause (i) above has expressed any present
                           ----------
     intention to leave the employ of such Company.

          (d) Except as described in Schedule 3.15(d) and within the past
                                     ----------------
     two years, none of the Companies have received any written citation for violations of the Occupational Safety and Health Act of 1970, 29 U.S.C. sec. 651 et seq. (the "OSHA Act"), any regulation promulgated
                                   --------
     pursuant to the OSHA Act, or similar foreign law and any rule or regulation promulgated pursuant thereto, or paid any fines or penalties with respect to any such citation. Except as described on
     Schedule 3.15(d) and within the past two years: (i) there have not
     ----------------
     been any inspections of any of the facilities of any of the Companies by representatives of the Occupational Safety and Health Administration ("OSHA") or any other similar Governmental Authority
                      ----
     vested with authority to enforce any statute, ordinance, rule or regulation establishing standards of workplace safety; (ii) no representative of OSHA or any other such Governmental Authority has attempted to conduct any such inspection or sought permission from any of the Companies to inspect any of such Company's facilities for that purpose; (iii) none of the Companies has been notified of any complaint or charge filed by any employee or employee representative with OSHA or such similar authority, or any such Governmental Authority which alleges that any of the Companies have violated in any material respect the OSHA Act, or any other statute, ordinance, rule or regulation establishing standards of workplace safety; and (iv) none of the Companies maintains any condition, process, practice or procedure at any of its facilities which violates in any material respect either the OSHA Act or any other statute, ordinance, regulation or rule establishing standards of workplace safety.

     3.16 Taxes. Except as disclosed in Schedule 3.16:
          -----                         -------------

          (a) The US Companies and the US Holding Company have filed or will timely file with respect to the business of Hemisphere-NY and Hemisphere-Boston all material Tax Returns required to be filed for periods ending on or prior to the Closing Date. Hemisphere-Ireland has filed or will timely file with respect to the business of Hemisphere-Ireland all material Tax Returns required to be filed for periods ending on or prior to the Closing Date. All such Tax Returns are or will be true, correct and complete in all material respects. All Taxes shown as due and owing on all Tax Returns have been or will be paid. None of the Companies has requested an extension of time within which to file any Tax Return in respect of any taxable year which has not since been filed.

          (b) No federal, state, local or foreign audit or other administrative proceeding or court proceeding exists with regard to any Taxes or Tax Returns of any Company. None of the Companies has received any written notice that an audit or other administrative proceeding is pending or, to Seller's knowledge, threatened with respect to any Taxes due from or with respect to any Company or any Tax Return filed by or with respect to any Company. None of the Companies has granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for Taxes.

          (c) All Tax deficiencies which have been claimed, proposed or asserted in writing against the Companies have been fully paid or finally settled.

          (d) There are no Tax Liens (other than for Taxes not yet due and payable) upon the properties or assets of any Company.

          (e) None of the Companies is subject to any Tax sharing agreement (other than with respect to payments specifically provided herein).

          (f) None of the properties owned by any of the US Companies (i) are tax-exempt use property within the meaning of Section 168(h) of the Code or (ii) have been financed with or directly or indirectly secure any industrial revenue bonds or debt the interest on which is tax-exempt under section 103(a) of the Code.

          (g) None of the US Companies is a partner in any joint venture, partnership or other arrangement or Contract that is treated as a partnership for U.S. federal income tax purposes.

          (h) None of the US Companies is a party to any safe harbor lease within the meaning of section 168(f)(8) of the Code.

          (i) True, correct and complete copies of any and all material tax examination reports and statements of deficiencies assessed against, or agreed to with respect to any of the Companies or the Business with respect to the last two (2) years with the U.S. Internal Revenue Service or any taxing Governmental Authority have been made available to Purchaser. The Companies or Sellers have retained all records or other information that may be materially relevant to Tax Returns, audits or other examinations relating to liability for Taxes.

          (j) Other than Hemisphere-NY, the Companies are not and have never been members of an "affiliated group" within the meaning of section 1504 of the Code.

          (k) Neither Hemisphere-NY nor Hemisphere-Ireland is required to include in income any adjustment under section 481(a) of the Code by reason of a change in accounting method initiated, and to the knowledge of Sellers the U.S. Internal Revenue Service has not proposed any such adjustment or change in accounting method. None of the Companies has a private letter ruling request, Technical Advice Memorandum or Field Service Request or similar request pending with the U.S. Internal Revenue Service or similar authority.

          (l) All material elections with respect to Taxes affecting Hemisphere-NY and Hemisphere-Ireland as of the date hereof are set forth in Schedule 3.16. No new elections with respect to Taxes, or any
              -------------
     change in current elections with respect to Taxes of any of the Companies or affecting any of the Companies shall be made after the date of this Agreement without the prior written consent of Purchaser.

          (m) All Taxes that any of the Companies is or was required by applicable Law to withhold and collect, or that any Seller is or was required to withhold or collect with respect to the Business, have been duly withheld or collected and, to the extent required, have been paid to the proper Government Authority, or other person or entity, except where the failure to withhold or collect Taxes, individually or in the aggregate, would not have a Material Adverse Effect.

     3.17 Compliance with Law. Except as disclosed in Schedule 3.17:
          -------------------                         -------------

          (a) excluding Laws relating to employee benefit plans (as matters relating to Laws applicable to employee benefit plans are as set forth in Section 3.14), labor and employment matters (as matters relating to
        ------------
     labor and employment Laws are as set forth in Section 3.15) and to
                                                   ------------
     Taxes (as matters relating to Tax Laws are set forth in Section 3.16),
                                                             ------------
     each Company is in compliance in all material respects with all Laws applicable to or binding on it or any of its assets; and

          (b) excluding Laws relating to employee benefit plans (as matters relating to Laws applicable to employee benefit plans are as set forth in Section 3.14) labor and employment matters (as matters relating to
        ------------
     labor and employment Laws are as set forth in Section 3.15) and to
                                                   ------------
     Taxes (as matters relating to Tax Laws are set forth in Section 3.16),
                                                             ------------
     since January 1, 2001, no notice from any Governmental Authority has been received by any Company claiming any violation by such Company of any material Law.

     3.18 Money Laundering. Except as set forth in Schedule 3.18:
          ----------------                         -------------

          (a) Each Company is in compliance in all material respects with the Proceeds of Crime Act of 1997 of Bermuda and the Proceeds of Crime

     (Money Laundering) Regulations 1998 of Bermuda or with other applicable anti-money laundering Laws in its jurisdiction of organization.

          (b) Each Company has established and presently maintains anti-money laundering policies and procedures which have been made available to Purchaser and with which such Company is in compliance in all material respects.

     3.19 Litigation.
          ----------

          (a) Except as disclosed in Schedule 3.19, there are no actions,
                                     -------------
     suits, arbitrations, proceedings or other litigation pending, or, to Seller's knowledge, threatened, or, to Seller's knowledge, pending or threatened investigations or material adverse claims against, or specifically affecting in a material respect the Business of, any Company or any of its officers, directors, managers, employees, stockholders or members in their capacity as such or any of its properties before any court or other Governmental Authority. Except as disclosed in Schedule 3.19, none of the Companies is subject to any
                  -------------
     order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. None of the Companies has entered into any agreement to settle or compromise any proceeding pending or threatened against it which has involved any obligation other than the payment of money and for which any Company has any continuing obligation.

          (b) There are no actions, suits, proceedings or other litigation pending, or, to Seller's knowledge, threatened, by or against any Seller, any Company, or any of their respective Affiliates with respect to this Agreement or the Related Agreements, or in connection with the transactions contemplated hereby or thereby.

     3.20 Bank Accounts. Schedule 3.20 sets forth an accurate and complete list
          -------------  -------------
of the names and locations of each bank or other financial institution at which a Company has an account (giving the account numbers) or safe deposit box and the names of all Persons authorized to draw thereon or who have access thereto.

     3.21 Customers.
          ---------

          (a) Schedule 3.21 sets forth an accurate and complete list of the
              -------------
     fifty (50) largest customers of the Companies as a whole in terms of revenue during each of the 2000 and 2001 fiscal years (collectively, the "Major Customers"), showing the total revenue received by the
          ---------------
     Companies collectively in each such period from each such customer.

          (b) Except as set forth in Schedule 3.21, since December 31, 2001
                                     -------------
     through the date hereof, there has been no material dispute between any Company and any Major Customer and no Major Customer has given any of the Companies written notice that it intends to cease doing business with such Company.

     3.22 Insurance. Schedule 3.22 hereto contains a list of all insurance
          ---------  -------------
policies maintained by or for the benefit of any of the Companies. Schedule 3.22
                                                                   -------------
further lists all claims presently pending that have been made with respect to the Companies which are covered by any such policy. None of the Companies or Sellers has received notice of cancellation or non-renewal of any such policy.

     3.23 Fairness Opinion. MRM has received an opinion dated the date hereof
          ----------------
from Credit Suisse First Boston Corporation to the effect that as of the date hereof, the consideration to be received for the Shares is fair to MRM from a financial point of view.

     3.24 Net Asset Value Calculations. Except as set forth in Schedule 3.24,
          ----------------------------                         -------------
since December 31, 2000, the Companies have performed all net asset value calculations required to be performed on behalf of their customers correctly and accurately (excluding errors in net asset value calculation the aggregate effect of which would not be material in dollar amount).

     3.25 Holding Companies. Each of the MRM Sellers is a holding company and
          -----------------
has no operations or trade creditors.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Sellers as follows:

     4.1 Due Incorporation. Purchaser is a corporation duly organized, validly
         -----------------
existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as they are now being owned, leased, operated and conducted. Purchaser is licensed or qualified to do business and is in good standing as a foreign corporation in each jurisdiction where its ownership of the Shares or its execution, delivery and performance of this Agreement and its Related Agreements and the consummation of the transactions contemplated hereby and thereby require such licensing or qualification and in which the failure to be so licensed or qualified would have a material adverse effect on Purchaser.

     4.2 Due Authorization. Purchaser has all requisite corporate power and
         -----------------
authority to enter into this Agreement and its Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement and its Related Agreements, and the consummation by Purchaser of the transactions contemplated hereby and thereby, have been duly and validly approved by its board of directors and no other corporate actions or proceedings on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement and its Related Agreements and the consummation of the transactions contemplated hereby and thereby. Purchaser has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) its Related Agreements. Assuming due authorization (in the case of parties which are not individuals), execution and delivery of this Agreement and its Related Agreements by the other parties hereto and thereto, this Agreement constitutes a legal, valid and binding obligation of Purchaser and its Related Agreements constitute (or upon execution and delivery by Purchaser will constitute) legal, valid and binding obligations of Purchaser, in each case, enforceable in accordance with their respective terms, except as such enforceability may be limited by Enforceability Limitations.

     4.3 Consents and Approvals; No Conflict.

         -----------------------------------

          (a) Except as set forth in Schedule 4.3, no consent,
                                     ------------
     authorization or approval of, or filing or registration with, any Governmental Authority or any party to any material Contract with Purchaser or any of its Affiliates is necessary in connection with the execution, delivery or performance by Purchaser of this Agreement or any of its Related Agreements or the consummation by Purchaser of the transactions contemplated hereby or thereby.

          (b) Except as set forth in Schedule 4.3, the execution, delivery
                                     ------------
     and performance by Purchaser of this Agreement and its Related Agreements, and the consummation by Purchaser of the transactions contemplated hereby and thereby, do not and will not (i) violate any material Law applicable to or binding on Purchaser or any of its assets; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets of Purchaser under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any material Contract to which Purchaser is a party or by which Purchaser or any of its assets are bound; (iii) permit the acceleration of the maturity of any indebtedness of Purchaser or indebtedness secured by its assets; or
     (iv) violate or conflict with any provision of the certificate of incorporation or bylaws of Purchaser.

     4.4 Litigation. There are no actions, suits, proceedings or other
         ----------
litigation pending, or, to Purchaser's knowledge, threatened, by or against Purchaser or any of its Affiliates with respect to this Agreement or the Related Agreements, or in connection with the transactions contemplated hereby or thereby.

     4.5 Financing. Purchaser has internal resources or financing commitments
         ---------
from responsible financial institutions available in connection with the acquisition of the Shares which are in an aggregate amount sufficient to consummate the transactions contemplated hereby.

     4.6 Purchase for Investment. Purchaser is acquiring the Shares for its own
         -----------------------
account for investment and not with a view to, or for offer or resale in connection with, a distribution of any of the Shares or any "beneficial interest" in the Shares within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and Purchaser has no present intent, agreement or understanding to sell, pledge or otherwise dispose of any Shares or any beneficial interest in any Shares to any other Person. Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable foreign or state securities laws, and that none of the Shares may be offered for sale, sold or otherwise transferred unless they are registered or otherwise qualified under federal and any applicable foreign or state securities law or unless an exemption from such registrations or qualifications is available.

                                 ARTICLE V

                                 COVENANTS

     5.1 Implementing Agreement. Subject to the terms and conditions hereof,
         ----------------------
each party hereto shall take all action required of it to fulfill its obligations under the terms of this Agreement and shall otherwise use all commercially reasonable efforts to facilitate the consummation of the transactions contemplated hereby.

     5.2 Access to Information and Facilities. From and after the date of this
         ------------------------------------
Agreement until the Closing Date, Sellers shall cause the Companies to (a) upon reasonable notice from Purchaser to the Seller Representative, give Purchaser and Purchaser's representatives reasonable access during normal business hours to all of the facilities, properties, books, records and Contracts of the Companies, (b) upon reasonable notice from Purchaser to the Seller Representative, make the officers and management employees of the Companies available to Purchaser and its representatives as Purchaser and its representatives shall from time to time reasonably request and (c) furnish Purchaser and its representatives with any and all information concerning the Companies which is reasonably available to Sellers and which Purchaser or its representatives reasonably request, provided that nothing herein will obligate
                                    --------
any Seller or Company to take any actions that would unreasonably interrupt the normal course of its business or to violate any Law or the terms of any Contract to which any Seller or Company is a party or to which any of their assets are subject. From and after the date of this Agreement until the Closing Date, Purchaser shall not have access to or communicate with any customers of the Companies without the prior written consent of the Seller Representative and then only on such terms as are consented to by the Seller Representative.

     5.3 Preservation of Business. From the date of this Agreement until the
         ------------------------
Closing Date, except as set forth in Schedule 5.3 or as otherwise contemplated
                                     ------------
by this Agreement, Sellers shall cause the Companies to operate only in the ordinary course of business and in a manner consistent with past practice. Without limiting the generality of the foregoing, except as set forth in
Schedule 5.3 or as otherwise contemplated by
-----------
this Agreement, prior to the Closing none of the Companies will, without the prior written consent of Purchaser, which shall not be unreasonably withheld:

          (a) sell, transfer, convey or otherwise dispose of, or encumber with any Lien (other than Permitted Liens), any asset having an individual book value in excess of $100,000;

          (b) make any changes in its accounting principles or practices not required by US GAAP;

          (c) enter into any transaction with any Seller or any of its Affiliates except in the ordinary course of business and consistent with past practice;

          (d) authorize for issuance, issue, sell or deliver, or agree or commit to issue, sell or deliver, any Equity Interests or any other securities of any Company, or amend any of the terms of any such Equity Interests or other securities;

          (e) split, combine or reclassify any Equity Interests, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its Equity Interests, or redeem or otherwise acquire any Equity Interests or other securities of any Company;

          (f) make any borrowings or incur any indebtedness for borrowed money, or assume, guarantee, endorse (except for the negotiation or collection of negotiable instruments in the ordinary course of business and consistent with past practice) or otherwise become liable for any obligations of any other Person;

          (g) make any loans or capital contributions to, or investments in, any other Person;

          (h) enter into, adopt, amend or terminate any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan or fund for the benefit of any director, manager, officer or employee of the Companies, or increase the compensation or benefits of any director, manager, officer or employee of the Companies, or enter into any Contract to do any of the foregoing, in each case except as required by Law or for scheduled increases in the ordinary course of business;

          (i) acquire or lease any assets having an individual book value in excess of $100,000;

          (j) pay any amount, perform any obligation or agree to pay any amount or perform any obligation, in settlement or compromise of any suit or claim of liability against any Company or any of their respective directors, managers, officers or employees;

          (k) merge into or with or consolidate with any other Person;

          (l) make any change in its certificate of formation or limited liability company agreement or other organizational documents;

          (m) adopt any collective bargaining agreement; or

          (n) enter into any other Contract other than in the ordinary course of business and consistent with past practice.

     5.4 Consents and Approvals.
         ----------------------

          (a) From the date of this Agreement until the Closing Date, each Seller shall, and shall cause each Company to, use commercially reasonable efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this Agreement and its Related Agreements and the consummation by it of the transactions contemplated hereby and thereby. From the date of this Agreement until the Closing Date, Purchaser shall use commercially reasonable efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this Agreement and its Related Agreements and the consummation by it of the transactions contemplated hereby and thereby. Each Seller shall, or shall cause each Company to, promptly make all filings, applications, statements and reports to all Governmental Authorities and other Persons that are required to be made prior to the Closing Date by or on behalf of such Seller or such Company pursuant to any applicable Law or Contract in connection with this Agreement, its Related Agreements and the transactions contemplated hereby and thereby. Purchaser shall promptly make all filings, applications, statements and reports to all Governmental Authorities and other Persons that are required to be made prior to the Closing Date by or on behalf of Purchaser or any of its Affiliates pursuant to any applicable Law or Contract in connection with this Agreement, its Related Agreements and the transactions contemplated hereby and thereby.

          (b) Purchaser and Sellers agree to cooperate with each other and to take any and all steps necessary to obtain as soon as practicable each and every consent or approval under any antitrust, competition or other Law that may be asserted by any antitrust, competition or other Governmental Authority so as to enable the parties to expeditiously close the transactions contemplated hereby, provided that Purchaser
                                                 --------
     shall not
     be required to (i) hold separate or divest any assets, or license or enter into any arrangement or take any other action, that would have the effect of reducing revenues of Purchaser or any of its Affiliates or revenues of the Business in excess of $250,000 per annum, or that would require Purchaser to incur expenses in excess of $250,000, or
     (ii) participate in any litigation or protracted regulatory proceeding.

     5.5 Resignation of Officers and Directors. On or prior to the Closing Date,
         -------------------------------------
MRM Sellers shall cause each person who is an officer, director or member of the board of managers of any MRM Seller or any of their respective Affiliates (other than the Companies) and who is also an officer, director or member of the board of managers of, or a non-corporate trustee or fiduciary of any plan or arrangement involving employee benefits of, one or more of the Companies to tender his or her resignation from all such positions with the Companies effective as of the Closing.

     5.6 Trademarks.
         ----------

          (a) No Seller is granting Purchaser or any Company a license to use, no Seller is transferring to Purchaser or any Company, and neither Purchaser nor the Companies shall have any right, title or interest in or to, any trade names, trademarks, service names or service marks (including the MRM logo or the name "Mutual Risk Management" or "MRM" or any variation or derivation thereof, or any Internet domain name, logo, name, variation or derivation incorporating any such logo, name, mark, variation or derivation) of any Seller or any of their respective Affiliates (other than the Companies). Purchaser agrees to cause the Companies, from and after 30 days after the Closing, to cease to use, directly or indirectly, and in any manner or form (including as a corporate or fictitious name, Internet domain name, trade name, trademark, service name or service mark), the MRM logo, the names "Mutual Risk Management" and "MRM" and any variations and derivations thereof, and any Internet domain name, logo, name, variation and derivation incorporating any such logo, name, mark, variation or derivation; provided, that the Companies may
                                          --------
     use any service brochures which are in existence on the Closing Date and bear any "MRM" names or logos, for a period of ninety (90) days after the Closing Date.

          (b) Purchaser acknowledges that Sellers and their respective Affiliates would be irreparably harmed by any breach of this Section
                                                                  -------
     5.6 and that any relief under Article X will be inadequate to
     ---                           ---------
     compensate Sellers or such Affiliates for any such breach. Accordingly, Purchaser (on behalf of itself and its Affiliates) agrees that, in addition to any relief available under Article X, Sellers and
                                                     ---------
     their respective Affiliates shall be entitled, without the necessity of proving actual damages or posting any bond, to injunctive relief against Purchaser (or its Affiliates) in the event of any breach or threatened breach by Purchaser (or its Affiliates) of its covenants and agreements in this Section 5.6 and Purchaser (on behalf
                                      -----------
     of itself and its Affiliates) consents to the entry thereof.

     5.7 Intercompany Payables and Receivables.
         -------------------------------------

          (a) At or prior to the Closing, Sellers shall cause the Companies to distribute to the holders of Equity Interests in the Companies, or transfer to any of the MRM Sellers and their respective Affiliates, all receivables shown on the December 31, 2001 balance sheet included in the Financial Statements as "Due from Affiliated Companies", set off such receivables against payables owed to the MRM Sellers and their respective Affiliates or release the MRM Sellers and their respective Affiliates therefrom.

          (b) At or prior to the Closing, Sellers shall cause the Companies to pay all payables then owing to the MRM Sellers or their respective Affiliates, or to set off such payables against receivables then owing to the MRM Sellers and their respective Affiliates, regardless of whether the payment or setting off of such payables would be in the ordinary course of business and consistent with past practice.

     5.8 Brokers. Regardless of whether the Closing shall occur, (a) each Seller
         -------
shall indemnify Purchaser and its Affiliates against, and hold Purchaser and its Affiliates harmless from, any and all liability for any brokers' or finders' fees or other commissions arising with respect to brokers or finders retained or engaged by such Seller or any of its Affiliates in respect of the transactions contemplated by this Agreement, including Credit Suisse First Boston Corporation, and (b) Purchaser shall indemnify each Seller and their respective Affiliates against, and hold each Seller and their respective Affiliates harmless from, any and all liability for any brokers' or finders' fees or other commissions arising with respect to brokers or finders retained or engaged by Purchaser or any of its Affiliates in respect of the transactions contemplated by this Agreement.

     5.9 Preservation of Books and Records; Access.
         -----------------------------------------

          (a) For a period of seven years after the Closing Date, Purchaser shall preserve and retain, or cause the Companies to preserve and retain, all corporate, accounting, legal, auditing and other books and records of the Companies (including any documents relating to any governmental or non-governmental claims, actions, suits, proceedings or investigations) relating to the conduct of the business and operations of the Companies prior to the Closing Date. Notwithstanding the foregoing, during such seven-year period, Purchaser may dispose of any such books and records which are offered to, but not accepted by, the Seller Representative.

          (b) After the Closing Date, Purchaser shall cause the Companies to permit the MRM Sellers and their authorized representatives to have reasonable access to, and to inspect and copy, all books and records referred to in Section 5.9(a) and to meet with
                                      --------------
     officers and employees of Purchaser and the Companies on a mutually convenient basis in order to obtain explanations with respect to such books and records and to obtain additional information and to call such officers and employees as witnesses.

     5.10 Employees; Employee Benefit Plans.
         ---------------------------------

          (a) Purchaser shall be responsible for any liability, cost or expense arising from any action regarding any employee of the Companies at or after the Closing, including any liability under the Worker Adjustment and Retraining Notification Act, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the National Labor Relations Act, the Fair Labor Standards Act, any state or local Laws that are similar to any of the foregoing and any and all common law causes of action including those for breach of contract, defamation, or retaliatory discharge.

          (b) Effective as of the Closing Date, the US Companies (and their respective employees) shall cease to participate in the US Benefit Plans. After the Closing Date, Purchaser shall provide all of the employees of the Companies ("Continuing Employees") with Purchaser's
                                  --------------------
     standard employee benefit plans, programs, policies and arrangements which are applicable to employees of Purchaser and its Affiliates of the same category (the "Purchaser's Benefit Plans"); provided,
                             -------------------------    --------
     however, that Purchaser may provide that participation in Purchaser's employee stock purchase plan shall be made available to Continuing Employees as soon as practicable, but in no event later than the first day of the first full calendar quarter beginning after the Closing Date. Prior to the Closing Date, Sellers shall cause the Companies to, upon reasonable notice from Purchaser to the Seller Representative, grant to Purchaser reasonable access to the Continuing Employees, during normal business hours, for purposes of enrolling the Continuing Employees in Purchaser's Benefit Plans and Purchaser's 401(k) Plan (as hereinafter defined).

          (c) Effective as of the Closing Date, Purchaser shall make available to Continuing Employees of the US Companies ("US Continuing
                                                             -------------
     Employees") a defined contribution plan of Purchaser (the "Purchaser's
     ---------                                                  -----------
     401(k) Plan") which is intended to be qualified under section 401(a)
     -----------
     of the Code. US Continuing Employees who receive an eligible rollover distribution (within the meaning of section 402(f)(2) of the Code) which constitutes a direct rollover distribution within the meaning of section 401(a)(31) of the Code and regulations thereunder from the defined contribution plan maintained by MRM in which US Continuing Employees were eligible to participate immediately prior to the Closing Date (the "MRM 401(k) Plan") shall, subject to the provisions
                        ---------------
     of section 402 of the Code, be permitted to make a rollover contribution to the Purchaser's

     401(k) Plan. To the extent that, pursuant to the foregoing provisions of this paragraph (c), a US Continuing Employee is eligible to make a
             -------------
     rollover contribution of a direct rollover distribution to the Purchaser's 401(k) Plan, such rollover contribution may include promissory notes for loans made to such US Continuing Employee under the terms of the MRM 401(k) Plan.

          (d) To the extent applicable with respect to the Purchaser's Benefit Plans, US Continuing Employees (and their eligible dependents) shall be given credit for their service with the US Companies and their Affiliates (i) for all purposes to the extent such service was taken into account under a corresponding US Benefit Plan, and (ii) for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any pre-existing condition limitations and shall be given credit for amounts paid under a corresponding Benefit Plan during the same period for purposes of applying deductibles, copayments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the Purchaser's Benefit Plans. Notwithstanding the foregoing provisions of this paragraph (d), service and other amounts shall not
                        -------------
     be credited to US Continuing Employees (or their eligible dependents) to the extent the crediting of such service or other amounts would result in the duplication of benefits, and Purchaser's Benefit Plans shall not be required to waive any pre-existing condition limitation with respect to any US Continuing Employees (or their eligible dependents) if, after taking into account the foregoing provisions of this paragraph (d), such pre-existing condition limitation would not
          -------------
     be waived for other participants in applicable Purchaser's Benefit
     Plans.

          (e) After the Closing Date, Purchaser agrees that the Non-US Companies or Purchaser shall be liable for all benefits payable under all employee benefit plans established or maintained by the Non-US Companies, the Non-US Companies' workers' compensation obligations and all liabilities and obligations under and with respect to the Benefit Plans other than the US Benefit Plans.

          (f) It is understood and agreed that all provisions contained in this Agreement with respect to employee benefit plans or employee compensation are included for the sole benefit of the respective parties hereto and do not and shall not create any right in any employee or any other Person, including any participant in any Benefit Plan or any other employee benefit or compensation plan or any beneficiary thereof.

     5.11 MRM Guaranties. At or prior to the Closing, Purchaser shall use
          --------------
commercially reasonable efforts to cause each MRM Seller and their respective Affiliates (other than the Companies) to be released, effective as of the Closing, from all guaranty, surety and other similar obligations with respect to obligations of the Companies listed on Schedule 5.11 (the "MRM Guaranties").
                                       -------------       --------------
After the Closing, Purchaser shall (and shall cause the Companies to) indemnify each MRM Seller and their respective Affiliates against, and hold each MRM Seller and their respective Affiliates harmless from, any and all Losses incurred or suffered by such MRM Seller or such Affiliate arising out of any such MRM Guaranty.

     5.12 Old Irish Lease. After the Closing, Purchaser shall, and shall cause
          ---------------
Hemisphere-Ireland to, use commercially reasonable efforts to sublet the office space located on the 2nd and 4th floors of Frederick House, South Frederick Street, Dublin, Ireland that is under lease to Hemisphere-Ireland pursuant to the leases described in more detail in Schedule 3.9 (collectively, the "Old
                                       ------------                     ---
Irish Lease"), or to terminate such Old Irish Lease, provided that neither
-----------
Purchaser nor Hemisphere-Ireland shall sublet such office space or terminate the Old Irish Lease without the consent of the Seller Representative.

     5.13 Interim Financial Statements. From the date of this Agreement until
          ----------------------------
the Closing Date, Sellers shall cause the Companies to provide Purchaser with copies of the monthly management report and any interim financial statements for periods and dates after December 31, 2001 with respect to the Companies that are prepared by or for the Companies as such reports or financial statements are prepared.

     5.14 Non-Competition. For a period of five (5) years from and after the
          ---------------
Closing Date (the "Non-Competition Period"), none of the MRM Sellers or their
                   ----------------------
Affiliates (excluding the Management Stockholders) will, directly or indirectly, anywhere in the world, conduct any business, or own, manage, operate, join, control, finance, participate in the ownership, management, operation, control or financing of, or become or be connected with or otherwise become or be interested in or associated with, any Person which is at such time engaged in competition with the Business as conducted by the Companies as of the Closing Date; provided, however, that:
      --------  -------

          (a) the restrictions contained in this Section 5.14 shall not
                                                 ------------
     apply to the present operations or activities of any MRM Seller or any of its Affiliates (other than the Companies), including the provision by any MRM Seller or any of its Affiliates of incidental fund administration services as part of its trust and corporate services business;

          (b) the restrictions contained in this Section 5.14 shall not apply to the operations or activities of any Person not affiliated with an MRM Seller (an "Acquiring Person") which acquires Equity Interests or assets of either MRM Seller or any of their Affiliates, or any Affiliate of such Acquiring Person (other than the MRM Sellers and their Affiliates prior to such acquisition) and which immediately prior to such acquisition is engaged in operations or activities in competition with the Business;

          (c) any of the MRM Sellers or their Affiliates may sell or otherwise provide goods and services to competitors of the Business, so long as the sale or provision of such goods and services in and of itself does not directly compete with the Business;

          (d) any of the MRM Sellers or their Affiliates may purchase fund administration services, securities services and corporate secretarial services from competitors of the Business; and

          (e) any of the MRM Sellers or their Affiliates may, after the Closing Date, own securities of any competitor of the Business (or its corporate parent) which is listed on a national or foreign securities exchange or regularly traded in the over-the-counter market, so long as its total holdings in any such competitor (or its corporate parent) do not comprise more than 5% of the outstanding securities of any class of such competitor and provided that it does not have the power to control or direct the management or affairs of such competitor. It is recognized by the MRM Sellers that the Business is or will be after the Closing Date conducted throughout the entire world, and that more limited geographical limitations on this non-competition covenant are therefore not appropriate.

Each MRM Seller represents and warrants to Purchaser that the present operations or activities of any MRM Seller or any of its Affiliates (other than the Companies) that overlap with that of the Business are only incidental to the other businesses of any MRM Seller or any of its Affiliates.

     5.15 Use of Hemisphere Name.
          ----------------------

     After the Closing Date, Sellers shall use commercially reasonable efforts to promptly (a) change the name of The Hemisphere Trust Company Limited, an indirect subsidiary of MRM ("Hemisphere Trust"), to discontinue use of
                             ----------------
"Hemisphere," (b) cause Hemisphere Trust to revise its product literature to delete all references to "Hemisphere" and (c) cause Hemisphere Trust to change its signage and stationery and otherwise discontinue use of "Hemisphere."

     5.16 Negotiation With Others.
          -----------------------

     During the period between the date of this Agreement and the earlier to occur of the Closing or the termination of this Agreement pursuant to Section
                                                                      -------
9.1, none of the MRM Sellers or the Companies or their respective Affiliates
---
(collectively, the "Specified Parties") shall, or shall permit any agent or
                    -----------------
other representative of any of the Specified Parties to, directly or indirectly:

          (a) solicit, initiate or engage in discussions or negotiations with any Person other than Purchaser or its Affiliates or their respective directors, officers, employees, representatives or agents (whether such negotiations are initiated by any of the Specified Parties or otherwise), or intentionally take any other action to facilitate the efforts of any Person, other than Purchaser or its Affiliates, relating to the possible acquisition of any of the Companies, whether by way of merger or consolidation, purchase of capital stock, purchase or lease of assets (excluding sales of assets in the ordinary course of business not in violation of other provisions of this Agreement) or otherwise, or of any portion of the capital stock or assets (excluding sales of assets in the ordinary course of business not in violation of other provisions of this Agreement) of the Companies, other than as permitted under this Agreement (any such acquisition being referred to as an "Acquisition
                                                              -----------
     Transaction");
     -----------

          (b) provide non-public information to any Person, other than to Purchaser or its Affiliates, relating to a possible Acquisition Transaction;

          (c) enter into an agreement with any Person, other than Purchaser or any of its Affiliates, relating to or providing for a possible Acquisition Transaction;

          (d) consummate an Acquisition Transaction with any Person other than Purchaser or any of its Affiliates; or

          (e) make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Transaction not involving Purchaser or its Affiliates.

     5.17 Indemnity Agreement. On or prior to the Closing Date, Purchaser shall
          -------------------
enter into an agreement with each employee listed in Schedule 5.17 substantially
                                                     -------------
in the form of Exhibit D attached hereto indemnifying such employees from and
               ---------
against any and all claims relating to the period on or after the Closing Date that may be payable by such employee as a consequence of such employee's position as a director, officer of trustee of one or more clients of the Business.

     5.18 Remaining Shares. From and after the date of this Agreement until the
          ----------------
Second Closing (hereinafter defined) none of the Other Stockholders shall create, suffer or permit to be created any Lien on (a) any of the Remaining Shares or (b) any of the rights of such Other Stockholder in or to such Remaining Shares, whether arising under the Hemisphere-Bermuda 2001 Restricted Stock Plan or the related Restricted Stock Agreement or otherwise.

     5.19 Acceleration of Vesting of Remaining Shares; Forfeiture of Remaining
          --------------------------------------------------------------------
Shares. Purchaser and the Other Stockholders agree that promptly after the
------
Closing, Purchaser shall cause Hemisphere-Bermuda to take such action as shall be necessary to (a) fully vest as of the Closing Date the Remaining Shares held by each of the Other Stockholders under the terms of Hemisphere-Bermuda's 2001 Restricted Plan and the Restricted Stock Agreements pursuant to which such Remaining Shares were granted to such Other Stockholders and (b) provide with respect to such vesting that if, on or after the Closing Date and on or prior to the Second Closing Date, any such Remaining Shares become subject to a Lien that cannot be discharged by the payment by Purchaser to the holder of such Lien of all or a portion of the consideration for the Remaining Shares subject to such Lien payable pursuant to Section 8.4 hereof, such Remaining Shares shall be
                         -----------
forfeited by the Other Stockholder who is the owner thereof and the vesting thereof shall be null and void. For avoidance of doubt, for purposes of this Section 5.19, a Lien on any Remaining Shares shall affect only such
     ------------
Remaining Shares and not affect any of the other Remaining Shares which are not subject to said Lien or the obligations of the Other Stockholders holding such other Remaining Shares to sell, and Purchaser to purchase, such other Remaining Shares for the consideration in accordance with Section 8.4, without deduction
                                                -----------
or setoff as a result of such Lien.

     5.20 Certain Releases of Remaining Shares to Purchaser Under Stock Escrow
          --------------------------------------------------------------------
Agreement. If the Remaining Shares are released to Purchaser pursuant to Section
---------
3(b) of the Stock Escrow Agreement, Purchaser shall distribute such Remaining Shares (including to itself or to another party which shall have the right thereto) in accordance with the terms of this Agreement.

                                   ARTICLE VI

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                  OF PURCHASER

     The obligations of Purchaser under Article II (other than with respect to
                                        ----------
the Second Closing) are subject to the satisfaction or waiver by Purchaser of the following conditions precedent on or before the Closing Date:

     6.1 Warranties True as of Both Present Date and Closing Date. The
         --------------------------------------------------------
representations and warranties of each Seller contained herein and in its Related Agreements shall have been accurate, true and correct in all material respects, except that all such representations and warranties that are qualified by materiality shall be true and correct, on and as of the date hereof and of such Related Agreements, respectively, and, except to the extent that any such representation or warranty is made solely as of the date hereof or as of another date earlier than the Closing Date, shall also be accurate, true and correct in all material respects, except that all such representations and warranties that are qualified by materiality shall be true and correct, on and as of the Closing Date with the same force and effect as though made by such Seller on and as of the Closing Date.

     6.2 Compliance with Agreements and Covenants. Each Seller shall have
         ----------------------------------------
performed and complied in all material respects with all of its covenants and obligations contained in this Agreement and in its Related Agreements to be performed and complied with by it on or prior to the Closing Date.

     6.3 Certificate of Compliance. Each MRM Seller shall have delivered to
         -------------------------
Purchaser a certificate dated as of the Closing Date, signed by such MRM Seller, certifying as to compliance with Sections 6.1 and 6.2.
                                 ------------     ---

     6.4 Consents and Approvals. Purchaser shall have received written evidence
         ----------------------
satisfactory to Purchaser that (a) all consents and approvals set forth in
Schedule 3.3(a) and marked with an asterisk have been obtained, and (b) the
---------------
consent of holders owning no less than 95% of the outstanding aggregate principal amount of 9-3/8% Convertible

Exchangeable Debentures due 2006 issued by MRM to the consummation of the transactions contemplated hereby has been obtained.

     6.5 Actions or Proceedings. No action or proceeding by any Governmental
         ----------------------
Authority or other Person shall have been instituted, and no Law shall have been enacted or come into effect, after the date hereof, which enjoins, restrains, prohibits or results in substantial damages to Purchaser or any of its Affiliates in respect of, any provision of this Agreement or any Related Agreement or the consummation of the transactions contemplated hereby or thereby.

     6.6 Opinion of Counsel. Purchaser shall have received opinions, dated the
         ------------------
Closing Date, of counsel to the MRM Sellers, to the effect set forth in Exhibit
                                                                        -------
B.
-

     6.7 Material Adverse Effect. No Material Adverse Effect shall have occurred
         -----------------------
since the date of this Agreement.

     6.8 Insolvency. No bankruptcy or insolvency proceeding shall have been
         ----------
instituted against or by MRM or either of the MRM Sellers and be continuing, and neither MRM nor either MRM Seller shall have taken any steps to initiate such a proceeding.

     6.9 MRM Escrow Agreement. The Escrow Agent shall have delivered to
         --------------------
Purchaser the MRM Escrow Agreement duly executed by the Escrow Agent.

                                  ARTICLE VII

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

     The obligations of Sellers (other than the Other Stockholders) under
Article II are subject to the satisfaction or waiver by the Seller
----------
Representative of the following conditions precedent on or before the Closing
Date:

     7.1 Warranties True as of Both Present Date and Closing Date. The
         --------------------------------------------------------
representations and warranties of Purchaser contained herein and in its Related Agreements shall have been accurate, true and correct in all material respects, except that all such representations and warranties that are qualified by materiality shall be true and correct, on and as of the date hereof and of such Related Agreements, respectively, and shall also be accurate, true and correct in all material respects on, except that all such representations and warranties that are qualified by materiality shall be true and correct, and as of the Closing Date with the same force and effect as though made by Purchaser on and as of the Closing Date.

     7.2 Compliance with Agreements and Covenants. Purchaser shall have
         ----------------------------------------
performed and complied in all material respects with all of its covenants and obligations contained in this Agreement and in its Related Agreements to be performed and complied with by it on or prior to the Closing Date.

     7.3 Certificate of Compliance. Purchaser shall have delivered to the Seller
         -------------------------
Representative a certificate of Purchaser dated as of the Closing Date, signed by Purchaser, certifying as to compliance with Sections 7.1 and 7.2.
                                               ------------     ---

     7.4 Consents and Approvals. The Seller Representative shall have received
         ----------------------
all consents and approvals of Governmental Authorities set forth on Schedule
                                                                    --------
3.3(a) and marked with an asterisk and shall have received written evidence
------
satisfactory to the Seller Representative that all consents and approvals set forth in Schedule 4.3 have been obtained.
         ------------

     7.5 Actions or Proceedings. No action or proceeding by any Governmental
         ----------------------
Authority or other Person shall have been instituted, and no Law shall have been enacted or come into effect, after the date hereof, which enjoins, restrains, prohibits or results in substantial damages to any Seller or any of its Affiliates in respect of, any provision of this Agreement or any Related Agreement or the consummation of the transactions contemplated hereby or thereby.

     7.6 Opinion of Counsel. Sellers shall have received an opinion, dated the
         ------------------
Closing Date, of counsel to Purchaser, to the effect set forth in Exhibit C.
                                                                  ---------

     7.7 MRM Escrow Agreement. The Escrow Agent shall have delivered to the MRM
         --------------------
Sellers the MRM Escrow Agreement duly executed by the Escrow Agent.

                                  ARTICLE VIII

                                    CLOSINGS

     8.1 Closing. Subject to Articles VI and VII, the Closing shall take place
         -------             -----------     ---
at the offices of Conyers Dill & Pearman, Hamilton, Bermuda, at 10:00 a.m., Atlantic Standard Time three (3) Business Days after the satisfaction or waiver of the conditions precedent set forth in Sections 6.4 and 7.4. The Closing, and
                                         ------------     ---
all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, 11:59 p.m., Atlantic Standard Time, on the Closing Date.

     8.2 Certain Deliveries by Sellers. At the Closing, Sellers shall deliver to
         -----------------------------
Purchaser the following:

          (a) certificates evidencing all of the Initial Shares which are certificated, which certificates shall be duly endorsed in blank or accompanied by duly executed stock powers or stock transfer forms, assignments of Shares which are uncertificated or other duly executed instruments of conveyance sufficient to validly transfer the Shares to Purchaser;

          (b) the resignations referred to in Section 5.5;
                                              -----------

          (c) a certificate of the secretary or an assistant secretary of each MRM Seller certifying resolutions of the board of directors or managers of such MRM Seller approving and authorizing the execution, delivery and performance by such MRM Seller of this Agreement and its Related Agreements and the consummation by such MRM Seller of the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of such MRM Seller);

          (d) a certificate of a director of Hemisphere-Ireland certifying resolutions of the board of directors of Hemisphere-Ireland approving transfers of the capital stock of Hemisphere-Ireland to Purchaser (subject to stamping);

          (e) the certificate of formation of the US Holding Company, certified by the Secretary of State of Delaware, and the limited liability company agreement of the US Holding Company, certified by the secretary or an assistant secretary of the US Holding Company;

          (f) a certificate of good standing for the US Holding Company from the State of Delaware;

          (g) the certificate of formation of each US Company, certified by the Secretary of State of Delaware, and the limited liability company agreement of each US Company, certified by the secretary of an assistant secretary of such US Company;

          (h) a certificate of good standing for each US Company from the State of Delaware;

          (i) the organizational documents of each of the Non-US Holding Company and the Companies, certified by the applicable Governmental Authority in their respective jurisdictions of organization or by the secretary or an assistant secretary of the Non-US Holding Company or such Company as appropriate;

          (j) a certificate of compliance or good standing for each of the Non-US Holding Company and the Companies (other than
     Hemisphere-Ireland) from the applicable Governmental Authority in their respective jurisdictions of organization;

          (k) the MRM Escrow Agreement duly executed by each MRM Seller;
     and

          (l) such other documents and instruments as may be required by any other provision of this Agreement or any Related Agreement or as may reasonably be required to consummate the transactions contemplated by this Agreement and the Related Agreements.

     8.3 Certain Deliveries by Purchaser. At the Closing, Purchaser shall
         -------------------------------
deliver to the Escrow Agent the amounts payable to the Escrow Agent pursuant to
Section 2.2(c) and Section 2.2(d); and shall deliver to Sellers the following:
--------------     --------------

          (a) the amount payable to Sellers at the Closing pursuant to
     Section 2.2(a) and Section 2.2(b);
     --------------     --------------

          (b) a certificate of the secretary or an assistant secretary of Purchaser certifying resolutions of the board of directors of Purchaser approving and authorizing the execution, delivery and performance by Purchaser of this Agreement and its Related Agreements and the consummation by Purchaser of the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Purchaser); and

          (c) certificate of incorporation of Purchaser, certified by the Secretary of State of Delaware and the by-laws of Purchaser, certified by the secretary or an assistant secretary of Purchaser;

          (d) a certificate of good standing for Purchaser from the State of Delaware;

          (e) copies of all releases of the MRM Guaranties that have been obtained as of the Closing Date;

          (f) the MRM Escrow Agreement duly executed by Purchaser; and

          (g) such other documents and instruments as may be required by any other provision of this Agreement or any Related Agreement or as may reasonably be required to consummate the transactions contemplated by this Agreement and the Related Agreements.

     8.4 Second Closing.
         --------------

          (a) Subject to the satisfaction or waiver of the conditions set forth in Section 8.4(d), the Second Closing shall take place at the
              --------------
     offices of Conyers Dill & Pearman, Hamilton, Bermuda, at 10:00 a.m., Atlantic Standard Time, on a date no earlier than June 3, 2002 and no later than June 7, 2002 (the "Second Closing Date"). The Second
                                   -------------------
     Closing, and all transactions to occur at the Second Closing, shall be deemed to have taken place at, and shall be effective as of, 11:59 p.m., Atlantic Standard Time, on the Second Closing Date.

          (b) At the Second Closing, in consideration for the Remaining Shares, Purchaser shall pay an aggregate amount equal to Six Million Eight Hundred Eighteen Thousand Two Hundred Ninety Six Dollars ($6,818,296), less amounts attributable to Remaining Shares that are
                   ----
     forfeited pursuant to Section 5.19, all of which shall be allocated
                           ------------
     and disbursed as follows:

               (i) The sum of (A) Five Million Seven Hundred Thirty- Three Thousand Two Hundred Ninety-Six Dollars ($5,733,296), less (B) four
                                                           ----
     and eight-tenths percent (4.8%) of the amount of Shared Expenses estimated pursuant to Section 2.4, less (C) fees and expenses of the
                           -----------  ----
     Escrow Agent under the Stock Escrow Agreement, and (D) less amounts
                                                            ----
     attributable to Remaining Shares that are forfeited pursuant to
     Section 5.19, shall be paid to the Management Stockholder
     ------------
     Representative to be disbursed to the Other Stockholders.

               (ii) One Million Eighty Five Thousand Dollars ($1,085,000) shall be paid to the Escrow Agent to be held and distributed pursuant to the Management Escrow Agreement.

               (iii) Four and eight-tenths percent (4.8%) of the amount of Shared Expenses estimated pursuant to Section 2.4, shall be allocated
                                           -----------
     and disbursed to the MRM Sellers pro rata in accordance with their respective Percentages.

          (c) At the Second Closing, the Remaining Shares shall be delivered to Purchaser in accordance with the provisions of the Stock Escrow Agreement, and Purchaser shall be entitled to the release by the Escrow Agent of the Remaining Shares from escrow to Purchaser upon payment of the consideration for the Remaining Shares as provided herein.

          (d) The obligations of:

               (i) Purchaser and the Other Stockholders under Section
                                                              -------
     8.4(b) are subject to the satisfaction or waiver by the parties on or
     ------
     before the Second Closing Date of the condition that the Closing shall have taken place;

               (ii) the Other Stockholders under Section 8.4(b) are subject
                                                 --------------
     to the satisfaction or waiver by the Other Stockholders of the following conditions:

                    (A) No bankruptcy or insolvency proceeding shall have been instituted against or by Purchaser and be continuing, and Purchaser shall not have taken any steps to initiate such a proceeding; and

                    (B) No action or proceeding by any Governmental Authority or other Person shall have been instituted, and no Law shall have been enacted or come into effect, after the date hereof, which enjoins, restrains or prohibits the consummation of
               the transactions contemplated by this Section 8.4.
                                                     -----------

               (iii) Purchaser under Section 8.4(b) are subject to the
                                     --------------
     satisfaction or waiver by Purchaser on or before the Second Closing Date of the following conditions:

                    (A) Warranties True as of the Closing Date. The
                        --------------------------------------
               representations and warranties of each Other Stockholder
               contained herein and in its Related Agreements, except to the extent that any such representation or warranty is made solely as of the date hereof or as of another date earlier than the Closing Date, shall have been accurate, true and correct in all material respects, except that all such representations and warranties that are qualified by materiality shall have been true and correct, on and as of the Closing Date and to the extent such representation and warranty concerns the Other Stockholders as Sellers in their individual capacities, on and as of the Second Closing Date, with the same force and effect as though made by such Other Stockholder on and as of the Closing Date and the Second Closing Date.

                    (B) Compliance with Agreements and Covenants. Each Other
                        ----------------------------------------
               Stockholder shall have performed and complied in all material respects with all of its covenants and obligations contained in this Agreement and in its Related Agreements to be performed and complied with by such stockholder on or prior to the Closing Date and the Second Closing Date.

                    (C) Certificate of Compliance. Each Other Stockholder shall
                        -------------------------
               have delivered to Purchaser a certificate dated as of the Second Closing Date, signed by such Other Stockholder, certifying as to compliance with Sections 8.4(d)(iii)(A) and 8.4(d)(iii)(B).
                               -----------------------     --------------

                    (D) Actions or Proceedings. No action or proceeding by any
                        ----------------------
               Governmental Authority or other Person shall have been instituted, and no Law shall have been enacted or come into effect, after the date hereof, which enjoins, restrains, prohibits the consummation of the transactions contemplated hereby or thereby.

          (e) Notwithstanding the provisions of this Section 8.4, in the
                                                     -----------
     event that any of the representations and warranties made by any of the Other Stockholders in Section 3.4 hereof shall not be true and
                               -----------
     correct as of the Second Closing Date, or in the event of a breach by any of the Other Stockholders of the covenants set forth in Section
                                                                 -------
     5.18 hereof, Purchaser may, in its sole discretion, elect to purchase
     ----
     the Remaining Shares held by any or all of such Other Stockholders in accordance with the provisions of this Section 8.4, in which event Purchaser shall be
                            -----------
     entitled to deduct from the consideration to be paid for such Remaining Shares any amount thereof that Purchaser shall determine to be necessary in order for Purchaser to satisfy in full, discharge or remove any Lien on such Remaining Shares or the rights of such Other Stockholders therein or thereto.

     8.5 No Second Closing. Notwithstanding anything to the contrary herein, if
         -----------------
the Closing shall occur at any time after June 7, 2002 then this Agreement shall be amended (without any action by any of the parties hereto) as follows:

          (a) The sixth recital shall be deleted in its entirety and be of no further force or effect;

          (b) The definition of "Closing" in Article I shall be amended to delete the words "(other than the consummation of the transactions contemplated herein in accordance with Section 8.4)";
                                            -----------

          (c) The definition of "Purchase Price" in Article I shall be amended to delete the words "and Section 8.4(b)";
                                      -------------

          (d) The second sentence of Section 2.1 shall be deleted and of no force or effect;

          (e) All references in this Agreement to "Initial Shares" shall be deemed references to "Shares";

          (f) Section 2.2 shall be amended to provide that the aggregate amount paid by Purchaser at the Closing shall equal One Hundred Thirty Three Million Four Hundred Fifty Two Thousand Four Hundred Thirty Two Dollars ($133,452,432);

          (g) The percentage set forth in Section 2.2(a)(iii) shall be
                                          -------------------
     amended to thirteen and two-tenths percent (13.2%);

          (h) The dollar amounts set forth in Section 2.2(b)(i) and (ii) shall be amended to Eighteen Million Eight Hundred Fifty Two Thousand Four Hundred Thirty Two Dollars ($18,852,432) and Three Million Dollars ($3,000,000), respectively, and the reference "eight and four-tenths percent (8.4%) of" in Section 2.2(b)(iii) shall be amended to "thirteen and two-tenths percent (13.2%)";

          (i) The dollar amount set forth in Section 2.2(d) shall be amended to Three Million Dollars ($3,000,000);

          (j) The first sentence of Article VI shall be amended to delete "(other than with respect to the Second Closing)";

          (k) The first sentence of Article VII shall be amended to delete "(other than the Other Stockholders )";

          (l) Section 8.4, and all references in this Agreement thereto, shall be of no further force or effect;

          (m) any other appropriate adjustments to this Agreement to reflect a single closing wherein Purchaser shall receive all Shares and the Sellers shall receive the full Purchase Price hereunder; and

          (n) Sections 5.18 and 5.19, and all references thereto, shall be
              ----------------------
     deleted and shall be of no further force or effect.

                                   ARTICLE IX

                                   TERMINATION

     9.1 Termination. This Agreement may be terminated, and the transactions
         -----------
contemplated herein may be abandoned, at any time on or prior to the Closing
Date:

          (a) with the mutual written consent of the Seller Representative and Purchaser;

          (b) by the Seller Representative or Purchaser, if the Closing shall not have taken place on or before June 30, 2002; provided, that
                                                            --------
     the right to terminate this Agreement under this Section 9.1(b) shall
                                                      --------------
     not be available to (i) the Seller Representative if the failure of any MRM Seller to fulfill any of its obligations under this Agreement, or the breach of or inaccuracy in any representation or warranty by any MRM Seller in this Agreement, has been the cause of or resulted in the failure of the Closing to occur on or before such date or (ii) Purchaser if the failure of Purchaser to fulfill any of its obligations under this Agreement, or the breach of or inaccuracy in any representation or warranty by Purchaser in this Agreement, has been the cause of or resulted in the failure of the Closing to occur on or before such date; or

          (c) by either Purchaser or the Seller Representative if a Governmental Authority shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action becomes final and nonappealable.

In the event of termination by the Seller Representative or Purchaser pursuant to this Section 9.1 (other than Section 9.1(a)), written notice thereof
        -----------             --------------
shall be given to the other party.

     9.2 Effect of Termination. If this Agreement is terminated pursuant to
         ---------------------
Section 9.1, all obligations of the parties hereunder shall terminate,
-----------
except for the obligations set forth in Sections 5.8 (Brokers), 11.1
                                        ------------            ----
(Expenses) and 11.8 (Publicity), which shall survive the termination of
               ----
this Agreement, and except that no such termination shall relieve any party from liability for any prior intentional breach of this Agreement or any prior breach of Section 4.5.
                -----------

                                    ARTICLE X

                                 INDEMNIFICATION

     10.1 Survival. The representations and warranties of the parties hereto
          --------
contained herein and in the Related Agreements shall survive the Closing until September 1, 2003, except that (i) Tax Warranties shall survive until the Tax Statute of Limitations Date, and (ii) Title and Authorization Warranties shall survive forever. Neither Purchaser nor any Seller shall have any liability with respect to claims first asserted in connection with any representation or warranty after the survival period specified therefor in this Section 10.1.
                                                              ------------

     10.2 Indemnification by Seller. Subject to Section 10.4, each MRM Seller,
          -------------------------             ------------
jointly and severally, agrees to indemnify Purchaser against, and agrees to hold Purchaser harmless from, any and all Losses incurred or suffered by Purchaser arising out of any of the following:

          (a) any breach of or any inaccuracy in any representation or warranty made by any Seller in this Agreement or any Related Agreement or any document delivered by any Seller at the Closing; provided, that
                                                             --------
     no MRM Seller shall have any liability under this Section 10.2(a) for
                                                       ---------------
     any breach of or inaccuracy in any representation or warranty unless
     (i) in the case of all representations and warranties, except for Tax Warranties and Title and Authorization Warranties, a notice of Purchaser's claim is given to the Seller Representative not later than the close of business on September 1, 2003, and (ii) in the case of Tax Warranties, a notice of Purchaser's claim is given to the Seller Representative not later than the close of business on the Tax Statute of Limitations Date;

          (b) any breach of or failure by any Seller to perform any covenant or obligation of any Seller set out in this Agreement or any Related Agreement or any document delivered by any Seller at the Closing; provided, that no MRM Seller shall have any liability under
              --------
     this Section 10.2(b) for any breach or failure occurring on or prior
          ---------------
     to the Closing Date unless a notice of Purchaser's claim is given to the Seller Representative not later than the close of business on September 1, 2003;

          (c) any liability for Taxes for a Company attributable to the Pre-Closing Tax Period in excess of reserves for such Tax liability set forth in the Financial Statements, provided, however, that,
                                            --------
     notwithstanding the
     foregoing, Sellers shall not be liable for any Tax liability arising out of, resulting from, or accelerated by the Section 338(g) Election by Purchaser; or

          (d) any rent owed by Hemisphere-Ireland under the Old Irish Lease in excess of any amounts received by Hemisphere-Ireland under any sublease with respect to the office space covered by the Old Irish Lease, provided that Purchaser and Hemisphere-Ireland shall have
            --------
     complied with Section 5.12.
                   ------------

     10.3 Indemnification by Purchaser. Purchaser agrees to indemnify each
          ----------------------------
Seller against, and agrees to hold each Seller harmless from, any and all Losses incurred or suffered by such Seller arising out of any of the following:

          (a) any breach of or any inaccuracy in any representation or warranty made by Purchaser in this Agreement or any Related Agreement or any document delivered by Purchaser at the Closing; provided, that
                                                            --------
     Purchaser shall have no liability under this Section 10.3(a) for any
                                                  ---------------
     breach of or inaccuracy in any representation or warranty unless, in the case of all representations and warranties, except for Title and Authorization Warranties, a notice of such Seller's claim is given to Purchaser not later than the close of business on September 1, 2003;

          (b) any breach of or failure by Purchaser to perform any covenant or obligation of Purchaser set out in this Agreement or any Related Agreement or any document delivered by Purchaser at the Closing; or

          (c) any liability of any Company arising out of the conduct of the Business after the Closing Date, other than a liability of such Company which provides the basis for a right of Purchaser to indemnification under Section 10.2.
                           ------------

     10.4 Limitations on Liability of Sellers. Notwithstanding any other
          -----------------------------------
provision of this Agreement:

          (a) Purchaser shall have the right to payment by the MRM Sellers under Section 10.2(a) for any inaccuracy in or breach of any
           ---------------
     representation or warranty (other than Title and Authorization Warranties and Tax Warranties) only if, and only to the extent that, Purchaser shall have incurred as to all inaccuracies and breaches by Sellers collectively, indemnifiable Losses in excess of One Million Dollars ($1,000,000) and then only for such excess.

          (b) The MRM Sellers shall not have any liability under or in connection with this Agreement or the Related Agreements or the transactions contemplated hereby or thereby (including under Section
                                                                  -------
     10.2(a) or otherwise) for any breach of or inaccuracy in any
     -------
     representation
     or warranty (other than Tax Warranties) or any related matter in excess of (i) as to all representations and warranties, with respect to Sellers collectively, other than Title and Authorization Warranties and Tax Warranties, Twenty-Five Million Dollars ($25,000,000) in the aggregate, and (ii) as to Title and Authorization Warranties and the indemnity obligation of Sellers set forth in Section 10.2(c), the
                                                  ---------------
     Purchase Price in the aggregate; provided, that in no event shall the
                                      --------
     MRM Sellers' collective aggregate liability for any and all matters referred to in clauses (i) and (ii) exceed the Purchase Price in the
                    -----------     ----
     aggregate.

          (c) None of the Management Stockholders shall have any liability to Purchaser under this Agreement, it being understood that the MRM Sellers may be entitled to recover from Management Stockholders pursuant to the Management Escrow Agreement certain Losses for which the MRM Sellers have indemnified Purchaser pursuant to this Agreement.

          (d) In no event shall any Seller have any liability for punitive damages.

          (e) The sole and exclusive liability and responsibility of Sellers to Purchaser under or in connection with the Shares, this Agreement or the Related Agreements or the transactions contemplated hereby or thereby (including for any breach of or inaccuracy in any representation or warranty or for any breach of any covenant or obligation or for any other reason), and the sole and exclusive remedy of Purchaser with respect to any of the foregoing, shall be as set forth in this Article X and in Section 5.8 and Section 11.4(b);
                   ---------        -----------     ---------------
     provided, that in the event of a breach by any Seller in the
     --------
     performance of its obligation to consummate the sale of any Shares to Purchaser in accordance with, and subject to, the terms of this Agreement, Purchaser shall be entitled to seek injunctive relief against such Seller to compel such performance. To the extent that Purchaser or any of its Affiliates has any Losses for which it may assert any other right to indemnification, contribution or recovery from any Seller or any of their respective Affiliates (whether under this Agreement or under any common law or any statute, including any environmental Law, or otherwise), Purchaser hereby waives, releases and agrees not to assert such right, and Purchaser agrees to cause each of its Affiliates to waive, release and agree not to assert such right.

          (f) In no event shall any Seller have any liability for any claims by or with respect to any past, current or future employees of any Company (or for any Losses relating thereto) which are first made after the Closing and which arise out of or in connection with any injuries to, or deaths or illnesses of, such employees.

     10.5 Claims. As promptly as is reasonably practicable after becoming aware
          ------
of a claim for indemnification under this Agreement not involving a claim, or the
commencement of any suit, action or proceeding, of the type described in Section
                                                                         -------
10.6, but in any event no later than ten (10) Business Days after first becoming
----
aware of such claim, the Indemnified Person shall give notice to the Indemnifying Person of such claim, which notice shall specify the facts alleged to constitute the basis for such claim, the representations, warranties, covenants and obligations alleged to have been breached and a good faith estimate of the amount that the Indemnified Person seeks hereunder from the Indemnifying Person. The Indemnifying Person shall have the right to request and receive from the Indemnified Person such other information that is reasonably available to the Indemnified Person as may be necessary for the Indemnifying Person to determine that the limitations in Section 10.4 have been satisfied or
                                            ------------
do not apply with respect to such claim; provided, that the failure of the
                                         --------
Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Article X except to the extent (if any) that the
                              ---------
Indemnifying Person shall have been prejudiced thereby.

     10.6 Notice of Third Party Claims; Assumption of Defense. The Indemnified
          ---------------------------------------------------
Person shall give notice as promptly as is reasonably practicable, but in any event no later than ten (10) Business Days after receiving notice thereof, to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement, which notice shall specify in reasonable detail the nature and amount of such claim. The Indemnifying Person shall have the right to request and receive from the Indemnified Person such other information that is reasonably available to the Indemnified Person as may be necessary for the Indemnifying Person to determine that the limitations in Section 10.4 have been satisfied or do not apply; provided, that the failure
   ------------                                      --------
of the Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Article X except to the extent (if any)
                                     ---------
that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, (a) participate in the defense of any such claim, suit, action or proceeding and (b) upon notice to the Indemnified Person, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof with counsel of its own choice and in the event of such assumption, shall have the exclusive right, subject to clause (i) of Section 10.7, to settle or compromise such claim, suit, action or
----------    ------------
proceeding; provided, that the Indemnifying Person shall not have the right to
            --------
assume the defense of any such claim, suit, action or proceeding if at such time, it is reasonably foreseeable that such claim, suit, action or proceeding would result in damages in excess of $7.5 million of the amount which would be indemnifiable by the Indemnifying Person under this Agreement with respect to such claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

     10.7 Settlement or Compromise. Any settlement or compromise made or caused
          ------------------------
to be made by the Indemnified Person (unless the Indemnifying Person has the exclusive right to settle or compromise under clause (b) of Section 10.6) or the
                                              ----------    -------------
Indemnifying Person, as the case may be, of any such claim, suit, action or proceeding of the kind referred to in Section 10.6 shall also be binding upon
                                      ------------
the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided,
                                                                       --------
that (i) no obligation, restriction or Loss shall be imposed on the Indemnified Person as a result of such settlement or compromise without its prior written consent, which consent shall not be unreasonably withheld, and (ii) the Indemnified Person will not compromise or settle any claim, suit, action or proceeding without the prior written consent of the Indemnifying Person, which consent shall not be unreasonably withheld.

     10.8 Time Limits. If any claim for indemnification or other recovery is
          -----------
timely asserted under this Article X, the Indemnified Person shall have the
                           ---------
right to bring an action, suit or proceeding with respect to such claim within two (2) years after the earlier of (a) becoming aware of a claim for indemnification or (b) receiving notice thereof, as the case may be, but may not bring any such action, suit or proceeding thereafter.

     10.9 Net Losses and Subrogation.
          --------------------------

          (a) Notwithstanding anything contained herein to the contrary, the amount of any Losses incurred or suffered by any Indemnified Person shall be calculated after giving effect to (i) any insurance proceeds received by the Indemnified Person (or any of its Affiliates) with respect to such Losses, and (ii) any recoveries obtained by the Indemnified Person (or any of its Affiliates) from any other third party. Each Indemnified Person shall exercise commercially reasonable efforts to obtain such proceeds and recoveries. If any such proceeds or recoveries are received by an Indemnified Person (or any of its Affiliates) with respect to any Losses after an Indemnifying Person has made a payment to the Indemnified Person with respect thereto, the Indemnified Person (or such Affiliate) shall pay to the Indemnifying Person the amount of such proceeds or recoveries (up to the amount of the Indemnifying Person's payment).

          (b) Upon making any payment to an Indemnified Person in respect of any Losses, the Indemnifying Person will, to the extent of such payment, be subrogated to all rights of the Indemnified Person (and its Affiliates) against any third party in respect of the Losses to which such payment relates to the extent of such payment. Such Indemnified Person (and its Affiliates) and Indemnifying Person will execute upon request all instruments reasonably necessary to evidence or further perfect such subrogation rights.

     10.10 Purchase Price Adjustments. To the extent permitted by Law, any
           --------------------------
amounts payable under Section 10.2 or Section 10.3 shall be treated by Purchaser
                      ------------    ------------
and Sellers as an adjustment to the Purchase Price.

     10.11 Role of Seller Representative. Purchaser shall be entitled to deal
           -----------------------------
with and rely on the Seller Representative on all matters involving Sellers in connection with this Article X.
                     ---------

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Expenses. Each party hereto shall bear its own fees and expenses with
          --------
respect to the transactions contemplated hereby, provided, that Purchaser shall
                                                 --------
pay all sales, use, value added, stamp, transfer, service, recording and like taxes and fees imposed by any Governmental Authority in connection with the transfer and assignment of the Shares. Notwithstanding the foregoing, with respect to fees and expenses incurred by MRM Sellers on behalf of themselves and the Management Stockholders, and by the Management Stockholders on their own behalf, in connection with the transactions contemplated by this Agreement, any Related Agreement, the Management Escrow Agreement and the Agreement and Release, (a) the MRM Sellers shall pay for the fees of Credit Suisse First Boston Corporation, and (b) the MRM Sellers shall bear 86.8%, and the Management Stockholders shall bear 13.2%, of all other expenses incurred by the MRM Sellers (including any expenses (but not fees) to be paid to Credit Suisse First Boston Corporation) and the reasonable fees and expenses of legal counsel incurred by the Management Stockholders (the "Shared Expenses").
                                  ---------------

     11.2 Amendment. Except as provided in Section 11.15, this Agreement may be
          ---------                        -------------
amended, modified or supplemented but only in writing signed by Purchaser and the Seller Representative; provided that no such amendment, modification or
                           --------
waiver shall disproportionately affect the Management Stockholders or any one or portion of them without the consent of the Management Stockholder Representative (it being understood and agreed that any amendment, modification or waiver that would cause the Management Stockholders to bear more than 13.2% of any decrease in the Purchase Price shall be deemed to have a disproportionate effect on the Management Stockholders for purposes of this Section 11.2).
                                             ------------

     11.3 Notices. Any notice, request, instruction or other document to be
          -------
given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service or (b) on the date of transmission if sent by facsimile transmission (receipt confirmed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day:

               (i) If to Purchaser, addressed as follows:

                    The BISYS Group, Inc.
                    90 Park Avenue, 10th Floor
                    New York, New York 10016
                    Attention:   General Counsel
                    Facsimile:  (212) 907-6035

                    with a copy to:

                    Drinker Biddle & Shanley LLP
                    500 Campus Drive
                    Florham Park, New Jersey 07932
                    Attention:       Stewart E. Lavey
                    Facsimile:       (973) 360-9831

               (ii) If to any MRM Seller or the Seller Representative, addressed as follows:

                    c/o Mutual Risk Management Ltd.
                    44 Church Street
                    Hamilton, Bermuda HM HX
                    Attention:       Chairman
                    Facsimile:       (441) 295-6052

                    with a copy to:

                    Mayer, Brown, Rowe & Maw
                    190 South LaSalle Street
                    Chicago, Illinois  60603
                    Attention:       Richard W. Shepro
                                     Marc F. Sperber
                    Facsimile:       (312) 701-7711

               (iii) If to any Management Stockholder or the Management Stockholder Representative, addressed as follows:

                    c/o Hemisphere Management Limited
                    Hemisphere House, 9 Church Street
                    Hamilton, Bermuda HM DX
                    Attention:       Thomas Healy
                    Facsimile:       (441) 292-6145
                    with a copy to:

                    c/o Hemisphere Management Limited
                    Hemisphere House, 9 Church Street
                    Hamilton, Bermuda HM DX
                    Attention:       Marty Brandt
                    Facsimile:       (441) 295-7141

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     11.4 Disbursements and Payments in Dollars.
          -------------------------------------

          (a) Except as otherwise provided in a Related Agreement or as expressly provided herein, all payments pursuant hereto shall be made by wire transfer in Dollars in same day or immediately available funds without any set-off, deduction or counterclaim whatsoever.

          (b) Not later than one Business Day prior to the Closing and one Business Day prior to the Second Closing, the MRM Sellers shall instruct Purchaser in writing as to each of the portions of amounts to be disbursed by Purchaser pursuant to Sections 2.2(a), 2.2(b),
                                           ---------------  ------
     8.4(b)(i) and 8.4(b)(iii), as applicable. Purchaser assumes no
     ---------     -----------
     responsibility or liability to any other party to this Agreement with respect to such written instructions, and Purchaser shall be entitled to conclusively rely on such instructions in disbursing such amounts. The MRM Sellers, jointly and severally, agree to indemnify and hold Purchaser harmless from and against any and all Losses incurred or suffered by any party hereto resulting, directly or indirectly, from Purchaser's following such instructions. The limitations on the indemnification of Purchaser set forth in Sections 10.4(a), 10.4(b)
                                               ----------------  -------
     and 10.4(d) shall not apply to such indemnification.
         -------

     11.5 Waivers. The failure of a party hereto at any time or times to require
          -------
performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     11.6 Assignment. This Agreement shall be binding upon and inure to the
          ----------
benefit of the parties hereto and their respective successors and permitted assigns; provided, that, except as otherwise provided herein, no assignment of
                                             --------
any rights or obligations hereunder, by operation of law or otherwise, shall be made by any Seller without the written consent of Purchaser, or by Purchaser without the written consent of the Seller Representative; provided, further that
                                                          --------
no such assignment shall
disproportionately affect the Management Stockholders or any one or portion of them without the consent of the Management Stockholder Representative. Notwithstanding the foregoing, Purchaser may assign any or all of its rights (but not its obligations) under this Agreement to one or more of Purchaser's wholly owned subsidiaries without the consent of any other party hereto, provided that no such assignment shall increase or otherwise adversely
--------
affect the obligations of any Seller hereunder. Notwithstanding the foregoing, the MRM Sellers may grant a security interest in all of their respective rights to receive moneys under this Agreement to Bank of America, N.A., as collateral agent for the lenders party to the Credit Agreement and for the holders of the Debentures, without the consent of any other party hereto.

     11.7 No Third Party Beneficiaries. This Agreement is solely for the benefit
          ----------------------------
of the parties hereto and, to the extent provided herein, their respective Affiliates, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     11.8 Publicity. Prior to the Closing Date, no public announcement or other
          ---------
publicity regarding the existence of this Agreement or its contents or the transactions contemplated hereby shall be made by Purchaser, any Seller or any of their respective Affiliates, officers, directors, employees, representatives or agents, without the prior written agreement of Purchaser and the Seller Representative, in any case, as to form, content, timing and manner of distribution or publication. On and after the Closing Date, each Seller and Purchaser agree to hold confidential the terms and provisions of this Agreement and the terms of the transactions contemplated hereby. Notwithstanding the foregoing, nothing in this Section 11.8 shall prevent any party or its
                           ------------
Affiliates from (a) making any public announcement or disclosure required by Law or the rules of any stock exchange, (b) discussing this Agreement or its contents or the transactions contemplated hereby with officers, directors, managers, employees, representatives and agents of such party and its Affiliates and with those Persons whose approval, agreement or opinion, as the case may be, is required for consummation of such particular transaction or transactions, or
(c) enforcing its rights hereunder.

     11.9 Further Assurances. Upon the reasonable request of Purchaser, each
          ------------------
Seller shall on and after the Closing Date execute and deliver to Purchaser such assignments and other instruments as may be reasonably requested by Purchaser and are required to effectuate completely the transfer and assignment to Purchaser of the Shares, and to otherwise carry out the purposes of this Agreement.

     11.10 Severability. If any provision of this Agreement shall be held
           ------------
invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     11.11 Entire Understanding. This Agreement and the Related Agreements set
           --------------------
forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any and all prior agreements, arrangements and understandings among the parties relating to the subject matter hereof, excluding the letter agreement, dated February 1, 2002, between Purchaser and Credit Suisse First Boston Corporation, as exclusive agent for MRM (relating to confidentiality and other matters), which remains in full force and effect.

     11.12 Language. Sellers and Purchaser agree that the language used in this
           --------
Agreement is the language chosen by the parties to express their mutual intent, and that no rule of strict construction is to be applied against any Seller or Purchaser.

     11.13 Applicable Law. This Agreement shall be governed by and construed and
           --------------
enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     11.14 Jurisdiction of Disputes; Waiver of Jury Trial. In the event either
           ----------------------------------------------
party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, any Related Agreement or any matters contemplated hereby or thereby, each party to this Agreement hereby (a) agrees that any such litigation, proceeding or other legal action may be brought in a court of competent jurisdiction located within the County of New York, in the State of New York, whether a state or federal court; (b) agrees that in connection with any such litigation, proceeding or action, such party will consent and submit to personal jurisdiction in any such court described in clause (a) of this Section 11.14 and to service of process upon it in accordance
----------         -------------
with the rules and statutes governing service of process; (c) agrees to waive to the full extent permitted by law any objection that it may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum; (d) designates, appoints and directs Corporation Service Company as its authorized agent to receive on its behalf service of any and all process and documents in any such litigation, proceeding or action in the State of New York, except that each of the Management Stockholders instead designates, appoints and directs the Management Stockholder Representative as his or her authorized agent to receive on his or her behalf, delivered by registered mail to the address of the Management Stockholder Representative set forth in Section 11.3, service of
                                                       ------------
any and all process and documents in any such litigation, proceeding or action in the State of New York; (e) agrees to notify the other party to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly to designate another agent in the State of New York to serve in place of such agent and deliver to the other party written evidence of such substitute agent's acceptance of such designation; (f) agrees as an alternative method of service to service of process in any such litigation, proceeding or action by mailing of copies thereof to such party at its address set forth in Section 11.3; (g) agrees that any service made as
                         ------------
provided herein shall be effective and binding service in every respect; and (h) agrees that nothing herein shall affect the rights of either party to effect service of process in any other manner permitted by Law. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY OR

THEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

     11.15 Schedules. Any information disclosed pursuant to any Schedule hereto
           ---------
shall also be deemed to be disclosed to Purchaser for all other purposes of this Agreement to the extent that the relevance of such information for such other purposes is reasonably apparent. Neither the specification of any Dollar amount in any item or matter in any provision of this Agreement nor the inclusion of any specific item or matter in any Schedule hereto is intended to imply that such amount, or higher or lower amounts, or the item or matter so specified or included or other items or matters, are or are not material, and no party shall use the fact of the specification of any such amount or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any item or matter not specified herein or included in any Schedule hereto is or is not material for purposes of this Agreement. Neither the specification of any item or matter in any provision of this Agreement nor the inclusion of any specific item or matter in any Schedule hereto is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the specification or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any item or matter not specified herein or included in any Schedule hereto is or is not in the ordinary course of business for purposes of this Agreement. The Seller Representative or the Management Stockholder Representative may, from time to time prior to or at the Closing, by notice in accordance with the terms of this Agreement, supplement or amend any Schedule, including one or more supplements or amendments thereto to correct any matter which, if not corrected, would constitute a breach or a failure to be true at the Closing of any representation, warranty, covenant or obligation contained herein. Such supplemental or amended Schedule shall be deemed to cure any breach or a failure to be true at the Closing for purposes of
Section 6.1, provided, that such breach or a failure to be true at the Closing
-----------  --------
did not have a materially adverse economic impact on the Business. Further, if the Closing occurs, any such supplement and amendment will be effective to cure and correct for all other purposes any breach of any representation, warranty, covenant or obligation which would have existed if the Seller Representative had not made such supplement or amendment, and all references to any Schedule hereto which is supplemented or amended as provided in this Section 11.15 shall for all
                                                     -------------
purposes after the Closing be deemed to be a reference to such Schedule as so supplemented or amended.

     11.16 Disclaimer of Warranties. None of the Sellers makes any
           ------------------------
representations or warranties with respect to any projections, forecasts or forward-looking statements provided to Purchaser. There is no assurance that any projected or forecasted results will be achieved. Except to the extent of the express representations and warranties contained in Article III, Sellers
                                                    -----------
disclaim all other representations and warranties, whether express or implied. Purchaser acknowledges and agrees that neither Sellers, their respective Affiliates, any of their representatives nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any memoranda, charts, summaries, schedules or other information heretofore made available by Sellers, their respective Affiliates or their representatives to Purchaser, any of its Affiliates or their representatives (including any materials or other information provided by Credit Suisse First Boston Corporation) or any information that is not included in this Agreement or the Schedules hereto, and neither Sellers, its Affiliates, any of their representatives nor any other Person will have or be subject to any liability to Purchaser, any of its Affiliates or their representatives resulting from the distribution of any such information to, or the use of any such information by, Purchaser, any of its Affiliates or any of their agents, consultants, accountants, counsel or other representatives.

     11.17 Seller Representative.
           ---------------------

          (a) Each Seller hereby appoints the Non-US Holding Company as the Seller Representative. The Non-US Holding Company hereby accepts such appointment and agrees to perform all of the duties of the Seller Representative hereunder.

          (b) Each Seller hereby authorizes the Seller Representative to make all decisions and take all actions on its behalf to administer the transactions contemplated hereby (except to the extent that this Agreement specifically requires Purchaser to deal directly with a particular Seller or the Management Stockholder Representative), including (i) the receipt from Purchaser of all payments made by Purchaser to MRM Sellers pursuant to this Agreement, (ii) giving and receiving of notices to be given or received by any Seller, and (iii) the contest, defense or settlement of any claims for which any Seller may be required or requested to indemnify Purchaser pursuant to
     Section 10.2. All decisions and actions by the Seller Representative
     ------------
     permitted by this Agreement shall be binding upon all of the Sellers, and no Seller shall have any right to object, dissent, protest or otherwise contest the same.

          (c) Purchaser shall be entitled to deal with and rely conclusively on the Seller Representative as provided herein as if, and with the same effect as if, the Seller Representative constituted all of the Sellers, and Purchaser shall be under no obligation to involve itself with the Seller Representative's performance for the benefit of the Sellers, or the Sellers' relationships inter se.
                                                           --------
     Notwithstanding the foregoing provisions of this Section 11.17, or any
                                                      -------------
     other provisions of this Agreement, Purchaser may in its sole discretion elect to deal directly with any Seller instead of the Seller Representative.

          (d) The provisions of this Section 11.17 are irrevocable and
                                     -------------
     coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Seller may have in connection with the transactions contemplated by this Agreement.

     11.18 Management Stockholder Representative.
           -------------------------------------

          (a) Each Management Stockholder hereby appoints each of Thomas Healy and Marty Brandt as the Management Stockholder Representative. Thomas Healy and Marty Brandt hereby accept such appointment and agree to perform all of the duties of the Management Stockholder
     Representative hereunder.

          (b) Each Management Stockholder hereby authorizes the Management Stockholder Representative to make all decisions and take all actions on his behalf with respect to the transactions contemplated hereby (except to the extent that this Agreement specifically requires Purchaser to deal directly with each Seller or the Seller Representative), including (i) the receipt from Purchaser of all payments and disbursements made by Purchaser to Management Stockholders pursuant to this Agreement and (ii) giving and receiving of notices to be given or received by any Management Stockholder. All decisions and actions by the Management Stockholder Representative permitted by this Agreement shall be binding upon all of the Management Stockholders, and no Management Stockholder shall have any right to object, dissent, protest or otherwise contest the same.

          (c) Purchaser and the MRM Sellers shall be entitled to deal with and rely conclusively on the Management Stockholder Representative as provided herein as if, and with the same effect as if, the Management Stockholder Representative constituted all of the Management Stockholders, and none of Purchaser or the MRM Sellers shall be under any obligation to involve itself with the Management Stockholder Representative's performance for the benefit of the Management Stockholders, or the Management Stockholders' relationships inter se.
                                                                 --------
     Notwithstanding the foregoing provisions of this Section 11.18, or any
                                                      -------------
     other provisions of this Agreement, Purchaser and the MRM Sellers may in its sole discretion elect to deal directly with any Management Stockholder instead of the Management Stockholder Representative.

          (d) The Management Stockholders hereby agree to hold Purchaser and MRM Sellers harmless from and against any and all Losses which Purchaser, MRM Sellers or the Management Stockholders may become subject insofar as such Losses arise out of or are based upon any act taken or omitted to be taken by Purchaser or MRM Sellers in reliance on the action or inaction of the Management Stockholder Representative as provided herein.

          (e) The provisions of this Section 11.18 are irrevocable and
                                     -------------
     coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Management Stockholder may have in connection with the transactions contemplated by this Agreement.

     11.19 Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                ARTICLE XII

                                TAX MATTERS

     12.1 Filing of Tax Returns. Except as otherwise provided in this Section
          ---------------------                                       -------
12.1, Purchaser shall prepare or cause to be prepared and file or cause to be
----
filed all Tax Returns for the Companies for all (a) taxable years ending on or prior to the Closing Date which are filed after the Closing Date, (b) taxable years beginning before and ending after the Closing Date and (c) taxable years beginning after the Closing Date. Purchaser shall permit the Seller Representative to review and comment on each Tax Return described in (a) and (b) above prior to filing. Notwithstanding the foregoing, Sellers shall prepare or cause to be prepared all state, local, or foreign combined or consolidated Tax Returns that require a Company to be included in such returns for any Pre-Closing Tax Period. Sellers shall prepare and timely file all such returns on a basis that is consistent with its prior practices.

     12.2 Proration of Taxes. In each case of a jurisdiction or Tax with respect
          ------------------
to which the taxable year of a Company does not end on the Closing Date, for purposes of allocating liability for Taxes there shall be deemed a short taxable year ending on and including the Closing Date and a second deemed short taxable year beginning on and including the day after such date. Any Taxes for a taxable period beginning during the Pre-Closing Tax Period and ending after the Closing Date shall be apportioned between the Pre-Closing Tax Period and the subsequent period based, in the case of property taxes, on a per diem basis, and, in the case of other Taxes, on an interim closing of the books as of the close of the Pre-Closing Tax Period.

     12.3 Cooperation on Tax Matters
          --------------------------

          (a) Sellers and Purchaser agree to furnish or cause to be furnished to the other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to each Company as is reasonably necessary for the filing of any Tax Return, the preparation for any Tax audit, the prosecution or defense of any claim, suit or proceeding relating to any proposed Tax adjustment for a Company attributable to the Pre-Closing Tax Period. Sellers and Purchaser shall keep all such information and documents received by them confidential unless otherwise required by Law.

          (b) Sellers and Purchaser agree to retain or cause to be retained all books and records pertinent to each Company until the applicable period for assessment of Taxes under applicable Law (giving effect to any and all extensions or waivers) has expired, and such additional period as necessary for any administrative or judicial proceedings relating to any proposed assessment, and to abide by and cause each Company to abide by all record retention agreements entered into with any Taxing authority. Sellers and Purchaser agree to give the other reasonable notice prior to transferring, discarding or destroying any such books and records relating to Tax matters and, if so requested, Sellers and Purchaser shall allow the requesting party to take possession of such books and records.

          (c) Sellers and Purchaser shall cooperate with each other in the conduct of any audit or other proceedings for any Tax purposes and they shall each execute and deliver such powers of attorney and other documents as are reasonably necessary to carry out the intent of this Agreement.

     12.4 Refunds. Sellers shall be entitled to any refunds of Taxes (including
          -------
interest thereon) received by Purchaser or an Affiliate of Purchaser to the extent such refunds (a) relate to Taxes paid by a Seller or a Company with respect to the operations of a Company, (b) relate to Taxes attributable to the Pre-Closing Tax Period, and (c) were not accrued as a receivable in the Financial Statements.

     12.5 Section 338(g) Elections. Sellers acknowledge that Purchaser may, in
          ------------------------
its discretion, make an election under Section 338(g) of the Code (a "Section
                                                                      -------
338(g) Election") with respect to any or all of the Non-US
---------------
Companies.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                 PURCHASER:

                                 THE BISYS GROUP, INC.


                                 By: /s/ Dennis R. Sheehan
                                    --------------------------------------------
                                 Name:   Dennis R. Sheehan
                                 Title:  President


                                 MRM SELLERS:


                                 MGL INVESTMENTS, LLC


                                 By: /s/ Richard E. O'Brien
                                    --------------------------------------------
                                 Name:   Richard E. O'Brien
                                 Title:  Vice President, Secretary and Treasurer


                                 MRM FINANCIAL SERVICES LTD.


                                 By: /s/ Robert A. Mulderig
                                    --------------------------------------------
                                 Name:   Robert A. Mulderig
                                 Title:  President

                                   MANAGEMENT STOCKHOLDERS:


                                   /s/ Eric Bertrand
                                   ---------------------------------------------
                                   Eric Bertrand

                                   /s/ Marty Brandt
                                   ---------------------------------------------
                                   Marty Brandt

                                   /s/ Mark Briers
                                   ---------------------------------------------
                                   Mark Briers

                                   /s/ Stephen Caton
                                   ---------------------------------------------
                                   Stephen Caton

                                   /s/ Vanessa Crabtree
                                   ---------------------------------------------
                                   Vanessa Crabtree

                                   /s/ Ronan Daly
                                   ---------------------------------------------
                                   Ronan Daly

                                   /s/ Ann Marie Davis
                                   ---------------------------------------------
                                   Ann Marie Davis

                                   /s/ Alberto DeBrito
                                   ---------------------------------------------
                                   Alberto DeBrito

                                   /s/ Robert Donahoe
                                   ---------------------------------------------
                                   Robert Donahoe

                                   /s/ Brendan Fahy
                                   ---------------------------------------------
                                   Brendan Fahy

                                   /s/ Noel Ford
                                   ---------------------------------------------
                                   Noel Ford

                                   /s/ Dan Fronchak
                                   ---------------------------------------------
                                   Dan Fronchak

                                   /s/ Paul Garvey
                                   ---------------------------------------------
                                   Paul Garvey

                                   /s/ Thomas Healy
                                   ---------------------------------------------
                                   Thomas Healy

                                   /s/ Stephen Hixon
                                   ---------------------------------------------
                                   Stephen Hixon

                                   /s/ Marianne Hoar
                                   ---------------------------------------------
                                   Marianne Hoar

                                   /s/ Jamie Jared
                                   ---------------------------------------------
                                   Jamie Jared

                                   /s/ Peter Mastriano
                                   ---------------------------------------------
                                   Peter Mastriano

                                   /s/ Colm Mooney
                                   ---------------------------------------------
                                   Colm Mooney

                                   /s/ Alison Morrison
                                   ---------------------------------------------
                                   Alison Morrison

                                   /s/ Christine Perinchief
                                   ---------------------------------------------
                                   Christine Perinchief

                                   /s/ Bruno Richard
                                   ---------------------------------------------
                                   Bruno Richard

                                   /s/ Alain Roberge
                                   ---------------------------------------------
                                   Alain Roberge

                                   /s/ Michael Rodriguez
                                   ---------------------------------------------
                                   Michael Rodriguez

                                   /s/ Paul Sinnott
                                   ---------------------------------------------
                                   Paul Sinnott

                                   /s/ Jennifer Stier
                                   ---------------------------------------------
                                   Jennifer Stier

                                   /s/ Karen Tyrrell
                                   ---------------------------------------------
                                   Karen Tyrrell

                                   /s/ Wallace Varga
                                   ---------------------------------------------
                                   Wallace Varga

     MRM, which indirectly owns all of the outstanding capital stock or limited liability company interests in the MRM Sellers, absolutely and irrevocably guarantees to Purchaser the prompt payment and satisfaction of all obligations (monetary or otherwise) of the MRM Sellers under this Agreement and the MRM Sellers' Related Agreements.

                                   MUTUAL RISK MANAGEMENT LTD.


                                   By: /s/ Richard E. O'Brien
                                      ------------------------------------------
                                   Name:   Richard E. O'Brien
                                   Title:  Senior Vice President
                                           and General Counsel